American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
BONDS AND NOTES

U.S. Government U.S. Government-Direct Obligations
US TREASURY BD NTS STRP                                  2004     5.8750%             165               163            178
US TREASURY BD NTS STRP                                  2006     5.6250%             200               199            221

Total - U.S. Government-Direct Obligations                                            365               362            400

Total - U.S. Government                                                               365               362            400

Mortgage Backed Securities
AERCO LIMITED - ABS                                      2023     2.7700%          12,666            12,569         12,467
BANC AMERICA LARGE LOAN                                  2016     6.1190%           4,360             4,360          4,723 (d)
BANC AMERICA LARGE LOAN                                  2011     2.6500%           8,213             8,213          7,012
BANK OF AMERICA - ABS                                    2043     3.3660%           9,043             9,042          9,204
CDC COMMERCIAL MORTGAGE TRUST                            2019     5.2520%           9,814             9,861         10,364
CENTEX HOME EQUITY                                       2029     6.4700%          10,000            10,013         10,601
CHASE COMMERCIAL MORT SECURITI                           2029     6.4500%             955               953          1,001
CHASE MORTGAGE FINANCE CORP -                            2029     6.5000%           4,347             4,348          4,459
CITICORP MORTGAGE SECURITIES I                           2029     6.5000%           4,185             4,179          4,240
CONTIMORTGAGE HOME EQUITY LN T                           2016     6.6900%           2,582             2,576          2,579
DLJ COMMERCIAL MORTGAGE CORP                             2032     7.1200%           8,112             8,135          8,991
EQCC HOME EQUITY TRUST - ABS                             2021     6.6100%             981               981            997
FDIC REMIC TRUST - ABS                                   2026     6.7500%             143               142            143
FEDERAL HOME LOAN MTGE CORP                              2018     5.5000%         100,000           102,750        103,562
FEDERAL HOME LOAN MTGE CORP                              2030     5.5000%          39,271            38,875         40,474
FEDERAL HOME LOAN MTGE CORP                              2030     5.5000%          41,693            41,505         42,757
FEDERAL HOME LOAN MTGE CORP                              2019     6.5000%           1,935             1,929          1,938
FEDERAL HOME LOAN MTGE CORP                              2026     6.5000%             119               118            119
FEDERAL HOME LOAN MTGE CORP                              2031     7.0000%             688               683            689
FEDERAL HOME LOAN MTGE CORP                              2028     6.0000%          11,724            11,649         12,015
FEDERAL HOME LOAN MTGE CORP                              2027     6.0000%          29,091            28,966         29,701
FEDERAL HOME LOAN MTGE CORP                              2029     6.0000%          14,767            14,684         15,334
FEDERAL HOME LOAN MTGE CORP                              2030     6.0000%          15,159            15,056         15,427
FEDERAL HOME LOAN MTGE CORP                              2026     5.5000%          13,000            12,942         13,378
FEDERAL HOME LOAN MTGE CORP                              2031     5.7500%          25,000            24,964         25,821
FEDERAL HOME LOAN MTGE CORP                              2031     5.5000%          25,000            24,945         25,738
FEDERAL HOME LOAN MTGE CORP                              2030     5.7500%          33,412            33,278         34,478
FEDERAL HOME LOAN MTGE CORP                              2026     5.5000%          12,000            11,940         12,355
FEDERAL HOME LOAN MTGE CORP                              2030     5.5000%          25,000            24,911         25,701
FEDERAL HOME LOAN MTGE CORP                              2031     5.7000%          28,624            28,685         29,460

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MTGE CORP                              2021     5.2500%          30,000            30,001         30,847
FEDERAL HOME LOAN MTGE CORP                              2022     5.5000%          30,000            31,172         31,200
FEDERAL HOME LOAN MTGE CORP                              2023     5.5000%          20,165            20,735         21,028
FEDERAL HOME LOAN MTGE CORP                              2022     5.5000%          25,000            25,641         25,984
FEDERAL HOME LOAN MTGE CORP                              2023     5.5000%          25,000            25,664         25,953
FEDERAL HOME LOAN MTGE CORP                              2018     5.5000%          75,000            77,034         77,496
FEDERAL HOME LOAN MTGE CORP 1B0183                       2031     5.6150%          13,421            13,257         13,770
FEDERAL HOME LOAN MTGE CORP 219679                       2003     9.5000%               1                 1              1
FEDERAL HOME LOAN MTGE CORP 219757                       2003    11.0000%               1                 1              1
FEDERAL HOME LOAN MTGE CORP 350190                       2022     4.7500%             759               790            781
FEDERAL HOME LOAN MTGE CORP 380025                       2003     9.5000%              18                18             18
FEDERAL HOME LOAN MTGE CORP 405014                       2019     5.6440%             187               189            193
FEDERAL HOME LOAN MTGE CORP 405092                       2019     6.1000%             435               431            448
FEDERAL HOME LOAN MTGE CORP 405185                       2018     5.8110%             494               493            511
FEDERAL HOME LOAN MTGE CORP 405243                       2019     4.9750%             172               175            178
FEDERAL HOME LOAN MTGE CORP 405360                       2019     5.4020%             228               232            234
FEDERAL HOME LOAN MTGE CORP 405437                       2019     4.2750%             163               161            166
FEDERAL HOME LOAN MTGE CORP 405455                       2019     5.2910%             371               375            382
FEDERAL HOME LOAN MTGE CORP 405615                       2019     4.6090%             348               353            355
FEDERAL HOME LOAN MTGE CORP 502175                       2004    10.5000%               1                 1              1
FEDERAL HOME LOAN MTGE CORP 605041                       2019     5.2470%             139               140            143
FEDERAL HOME LOAN MTGE CORP 605048                       2018     5.0610%             389               390            401
FEDERAL HOME LOAN MTGE CORP 605432                       2017     4.8970%             169               170            173
FEDERAL HOME LOAN MTGE CORP 605433                       2017     4.7490%             434               436            447
FEDERAL HOME LOAN MTGE CORP 605454                       2017     4.3230%           1,272             1,267          1,300
FEDERAL HOME LOAN MTGE CORP 606024                       2019     4.2180%             609               602            621
FEDERAL HOME LOAN MTGE CORP 606025                       2019     3.9400%           1,664             1,669          1,695
FEDERAL HOME LOAN MTGE CORP 630048                       2018     7.3750%              10                10             11
FEDERAL HOME LOAN MTGE CORP 630074                       2018     5.6250%             184               184            192
FEDERAL HOME LOAN MTGE CORP 785363                       2025     6.4300%             839               847            874
FEDERAL HOME LOAN MTGE CORP 785619                       2026     4.7500%             331               332            342
FEDERAL HOME LOAN MTGE CORP 785634                       2026     4.6470%             405               405            419
FEDERAL HOME LOAN MTGE CORP 788870                       2031     5.8540%          22,560            22,486         23,306
FEDERAL HOME LOAN MTGE CORP 788912                       2031     5.7870%          16,629            16,491         17,144
FEDERAL HOME LOAN MTGE CORP 788941                       2031     5.6460%           8,481             8,356          8,697
FEDERAL HOME LOAN MTGE CORP 840031                       2019     5.2690%              39                39             40
FEDERAL HOME LOAN MTGE CORP 840035                       2019     5.7630%             159               158            162
FEDERAL HOME LOAN MTGE CORP 840036                       2019     4.7900%             343               347            351
FEDERAL HOME LOAN MTGE CORP 840072                       2019     5.0270%             487               487            494
FEDERAL HOME LOAN MTGE CORP 845154                       2022     4.8020%             715               744            739
FEDERAL HOME LOAN MTGE CORP 845523                       2023     4.7500%             653               673            669

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL HOME LOAN MTGE CORP 845654                       2024     5.8030%           1,894             1,922          1,952
FEDERAL HOME LOAN MTGE CORP 845730                       2023     5.0840%           2,620             2,710          2,718
FEDERAL HOME LOAN MTGE CORP 845733                       2024     5.4600%           2,951             3,005          3,039
FEDERAL HOME LOAN MTGE CORP 846072                       2029     5.3940%           1,061             1,088          1,092
FEDERAL HOME LOAN MTGE CORP 846107                       2025     6.0160%             845               865            866
FEDERAL HOME LOAN MTGE CORP 865008                       2018     7.3630%           1,354             1,372          1,404
FEDERAL HOME LOAN MTGE CORP 885008                       2003    10.0000%              18                18             18
FEDERAL HOME LOAN MTGE CORP 885009                       2003     9.5000%               7                 7              8
FEDERAL HOME LOAN MTGE CORP C90581                       2022     5.5000%          14,111            14,005         14,557
FEDERAL HOME LOAN MTGE CORP C90582                       2022     5.5000%           9,779             9,709         10,088
FEDERAL HOME LOAN MTGE CORP C90583                       2022     6.0000%          19,579            20,204         20,394
FEDERAL HOME LOAN MTGE CORP E00151                       2007     7.5000%           1,083             1,099          1,147
FEDERAL HOME LOAN MTGE CORP E00383                       2010     7.0000%           3,526             3,519          3,757
FEDERAL HOME LOAN MTGE CORP E00388                       2010     7.0000%           2,277             2,251          2,426
FEDERAL HOME LOAN MTGE CORP E00426                       2011     6.5000%           2,392             2,373          2,539
FEDERAL HOME LOAN MTGE CORP E00484                       2012     6.5000%           2,288             2,242          2,426
FEDERAL HOME LOAN MTGE CORP E01140                       2017     6.0000%          46,427            48,044         48,580
FEDERAL HOME LOAN MTGE CORP E76761                       2014     6.5000%           8,610             8,477          9,120
FEDERAL HOME LOAN MTGE CORP E77557                       2014     6.5000%           1,165             1,141          1,234
FEDERAL HOME LOAN MTGE CORP E80594                       2014     6.5000%           2,408             2,356          2,553
FEDERAL HOME LOAN MTGE CORP E83348                       2016     6.0000%          20,910            20,887         21,892
FEDERAL HOME LOAN MTGE CORP E83349                       2016     6.0000%          17,471            17,428         18,292
FEDERAL HOME LOAN MTGE CORP E83358                       2016     6.0000%          15,646            15,612         16,381
FEDERAL HOME LOAN MTGE CORP E83365                       2016     6.0000%           5,703             5,675          5,971
FEDERAL HOME LOAN MTGE CORP E90153                       2017     6.0000%          13,083            13,614         13,690
FEDERAL HOME LOAN MTGE CORP E90154                       2017     6.0000%          33,042            34,383         34,575
FEDERAL HOME LOAN MTGE CORP E90625                       2017     5.5000%         104,971           105,102        109,001
FEDERAL HOME LOAN MTGE CORP E91041                       2017     5.0000%          23,188            23,227         23,809
FEDERAL HOME LOAN MTGE CORP E91491                       2012     5.0000%          10,866            11,134         11,214
FEDERAL HOME LOAN MTGE CORP E93341                       2012     5.0000%          34,062            35,293         35,156
FEDERAL HOME LOAN MTGE CORP G10364                       2010     7.0000%           4,096             4,076          4,367
FEDERAL HOME LOAN MTGE CORP G10369                       2010     6.5000%          10,176            10,072         10,811
FEDERAL HOME LOAN MTGE CORP G10439                       2011     6.5000%           1,168             1,145          1,240
FEDERAL HOME LOAN MTGE CORP G10665                       2012     7.0000%          16,119            16,080         17,180
FEDERAL HOME LOAN MTGE CORP G10949                       2014     6.5000%           6,677             6,589          7,073
FEDERAL HOME LOAN MTGE CORP G11004                       2015     7.0000%           2,707             2,692          2,881
FEDERAL HOME LOAN MTGE CORP G11177                       2011     5.5000%          20,694            20,721         21,716
FEDERAL HOME LOAN MTGE CORP G11193                       2016     5.0000%          16,250            16,011         16,689
FEDERAL HOME LOAN MTGE CORP G11298                       2017     5.0000%          23,929            23,977         24,569
FEDERAL NATIONAL MORTGAGE ASSO                           2013     5.0000%          10,000            10,173         10,331
FEDERAL NATIONAL MORTGAGE ASSO                           2023     6.5000%           1,494             1,478          1,511

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSO                           2024     6.5000%             419               417            419
FEDERAL NATIONAL MORTGAGE ASSO                           2024     6.5000%             680               678            683
FEDERAL NATIONAL MORTGAGE ASSO                           2011     6.0000%          18,767            18,698         19,829
FEDERAL NATIONAL MORTGAGE ASSO                           2029     6.0000%          15,845            15,684         16,240
FEDERAL NATIONAL MORTGAGE ASSO                           2028     6.0000%          15,092            14,946         15,449
FEDERAL NATIONAL MORTGAGE ASSO                           2014     6.0000%          10,000             9,925         10,731
FEDERAL NATIONAL MORTGAGE ASSO                           2021     6.5000%          10,343            10,284         10,496
FEDERAL NATIONAL MORTGAGE ASSO                           2012     5.0000%          49,646            50,563         51,456
FEDERAL NATIONAL MORTGAGE ASSO                           2032     5.0110%          10,029            10,053         10,591
FEDERAL NATIONAL MORTGAGE ASSO                           2032     5.1500%          14,197            14,271         14,643
FEDERAL NATIONAL MORTGAGE ASSO                           2032     5.0000%           9,976            10,005         10,289
FEDERAL NATIONAL MORTGAGE ASSO                           2032     5.2000%          10,000            10,074         10,209
FEDERAL NATIONAL MORTGAGE ASSO                           2032     4.7560%          15,130            15,204         15,897
FEDERAL NATIONAL MORTGAGE ASSO                           2032     5.0740%          10,029            10,068         10,195
FEDERAL NATIONAL MORTGAGE ASSO                           2032     4.7000%          15,137            15,230         15,344
FEDERAL NATIONAL MORTGAGE ASSO                           2028     5.6250%          11,505            11,552         11,898
FEDERAL NATIONAL MORTGAGE ASSO                           2030     6.0000%          11,569            11,587         11,897
FEDERAL NATIONAL MORTGAGE ASSO                           2042     5.3000%          45,500            45,341         47,309
FEDERAL NATIONAL MORTGAGE ASSO                           2042     5.0000%          12,500            12,622         12,843
FEDERAL NATIONAL MORTGAGE ASSO                           2042     5.0000%          15,000            15,081         15,413
FEDERAL NATIONAL MORTGAGE ASSO 105989                    2020     6.4650%             573               602            598
FEDERAL NATIONAL MORTGAGE ASSO 190726                    2033     4.9270%           2,380             2,435          2,446
FEDERAL NATIONAL MORTGAGE ASSO 249907                    2024     6.2500%           2,067             2,098          2,123
FEDERAL NATIONAL MORTGAGE ASSO 250670                    2011     7.0000%           1,409             1,417          1,507
FEDERAL NATIONAL MORTGAGE ASSO 250671                    2011     7.5000%           3,943             3,948          4,225
FEDERAL NATIONAL MORTGAGE ASSO 250857                    2012     7.0000%           3,945             3,935          4,218
FEDERAL NATIONAL MORTGAGE ASSO 252259                    2014     5.5000%          17,778            17,476         18,610
FEDERAL NATIONAL MORTGAGE ASSO 252344                    2014     5.5000%          16,403            16,023         17,149
FEDERAL NATIONAL MORTGAGE ASSO 252381                    2014     5.5000%          15,343            14,963         16,033
FEDERAL NATIONAL MORTGAGE ASSO 253844                    2016     5.5000%           7,977             7,988          8,282
FEDERAL NATIONAL MORTGAGE ASSO 253878                    2016     5.5000%          20,445            20,498         21,227
FEDERAL NATIONAL MORTGAGE ASSO 254010                    2008     5.5000%          10,539            10,519         10,916
FEDERAL NATIONAL MORTGAGE ASSO 254195                    2017     5.5000%          23,283            23,221         24,174
FEDERAL NATIONAL MORTGAGE ASSO 254507                    2012     5.5000%          19,590            20,257         20,619
FEDERAL NATIONAL MORTGAGE ASSO 254508                    2012     5.0000%          35,410            36,226         36,701
FEDERAL NATIONAL MORTGAGE ASSO 254586                    2012     5.0000%          73,514            75,469         76,194
FEDERAL NATIONAL MORTGAGE ASSO 254590                    2017     5.0000%          50,000            50,430         51,337
FEDERAL NATIONAL MORTGAGE ASSO 254591                    2018     5.5000%          35,000            36,239         36,339
FEDERAL NATIONAL MORTGAGE ASSO 303115                    2004     6.5000%           1,057             1,034          1,083
FEDERAL NATIONAL MORTGAGE ASSO 303259                    2025     4.8250%           1,635             1,682          1,677
FEDERAL NATIONAL MORTGAGE ASSO 303445                    2009     5.5000%           6,789             6,584          7,145

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSO 303970                    2024     6.0000%          13,316            13,139         13,918
FEDERAL NATIONAL MORTGAGE ASSO 313042                    2011     7.0000%           3,245             3,253          3,469
FEDERAL NATIONAL MORTGAGE ASSO 313522                    2012     7.0000%           7,956             7,990          8,483
FEDERAL NATIONAL MORTGAGE ASSO 313561                    2012     8.0000%           3,940             4,004          4,268
FEDERAL NATIONAL MORTGAGE ASSO 323290                    2013     6.0000%          12,958            12,866         13,616
FEDERAL NATIONAL MORTGAGE ASSO 323748                    2014     6.5000%          11,710            11,466         12,406
FEDERAL NATIONAL MORTGAGE ASSO 323833                    2014     6.0000%           6,261             6,202          6,575
FEDERAL NATIONAL MORTGAGE ASSO 36225                     2016     9.0000%              84                86             94
FEDERAL NATIONAL MORTGAGE ASSO 367005                    2012     7.0000%           2,629             2,615          2,801
FEDERAL NATIONAL MORTGAGE ASSO 40877                     2017     9.0000%              28                28             31
FEDERAL NATIONAL MORTGAGE ASSO 484933                    2014     6.0000%          11,056            11,028         11,611
FEDERAL NATIONAL MORTGAGE ASSO 50973                     2009     6.0000%          10,913            10,731         11,547
FEDERAL NATIONAL MORTGAGE ASSO 509806                    2014     6.5000%           4,740             4,693          5,018
FEDERAL NATIONAL MORTGAGE ASSO 511817                    2016     5.5000%          18,785            18,865         19,503
FEDERAL NATIONAL MORTGAGE ASSO 511824                    2016     5.5000%          17,557            17,587         18,228
FEDERAL NATIONAL MORTGAGE ASSO 511828                    2016     5.5000%          11,690            11,687         12,137
FEDERAL NATIONAL MORTGAGE ASSO 51617                     2017    10.0000%              46                47             53
FEDERAL NATIONAL MORTGAGE ASSO 545187                    2031     5.9720%          23,995            23,913         24,838
FEDERAL NATIONAL MORTGAGE ASSO 545249                    2016     5.5000%          36,144            36,286         37,527
FEDERAL NATIONAL MORTGAGE ASSO 545303                    2016     5.0000%          18,270            17,998         18,767
FEDERAL NATIONAL MORTGAGE ASSO 545400                    2017     5.5000%          44,169            43,950         45,859
FEDERAL NATIONAL MORTGAGE ASSO 545492                    2022     5.5000%          10,712            10,604         11,058
FEDERAL NATIONAL MORTGAGE ASSO 545529                    2032     5.6780%          20,375            20,179         20,982
FEDERAL NATIONAL MORTGAGE ASSO 54557                     2032     5.5560%          28,304            28,355         29,196
FEDERAL NATIONAL MORTGAGE ASSO 545679                    2022     5.5000%          21,384            20,820         22,074
FEDERAL NATIONAL MORTGAGE ASSO 545786                    2032     5.8920%           9,031             9,070          9,404
FEDERAL NATIONAL MORTGAGE ASSO 564907                    2031     5.9410%          11,978            11,937         12,459
FEDERAL NATIONAL MORTGAGE ASSO 566074                    2031     5.9000%           7,471             7,469          7,775
FEDERAL NATIONAL MORTGAGE ASSO 583747                    2016     5.5000%          14,124            14,149         14,665
FEDERAL NATIONAL MORTGAGE ASSO 584059                    2031     5.9030%          19,712            19,605         20,162
FEDERAL NATIONAL MORTGAGE ASSO 584507                    2031     5.9340%           6,470             6,441          6,628
FEDERAL NATIONAL MORTGAGE ASSO 584829                    2016     6.0000%          14,906            14,796         15,604
FEDERAL NATIONAL MORTGAGE ASSO 585743                    2016     5.5000%          33,514            33,677         34,796
FEDERAL NATIONAL MORTGAGE ASSO 597087                    2031     5.9190%          18,253            18,173         18,700
FEDERAL NATIONAL MORTGAGE ASSO 605933                    2016     5.5000%          15,971            16,036         16,582
FEDERAL NATIONAL MORTGAGE ASSO 606120                    2031     5.7590%          19,964            19,874         20,472
FEDERAL NATIONAL MORTGAGE ASSO 609060                    2016     5.5000%           8,177             8,186          8,490
FEDERAL NATIONAL MORTGAGE ASSO 616220                    2016     5.0000%          22,599            22,172         23,213
FEDERAL NATIONAL MORTGAGE ASSO 617270                    2017     5.0000%          22,842            22,560         23,462
FEDERAL NATIONAL MORTGAGE ASSO 620293                    2032     5.5040%          13,368            13,242         13,740
FEDERAL NATIONAL MORTGAGE ASSO 621822                    2032     5.8080%          17,260            17,203         18,121

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
FEDERAL NATIONAL MORTGAGE ASSO 622462                    2016     5.5000%          21,924            21,656         22,762
FEDERAL NATIONAL MORTGAGE ASSO 623866                    2017     5.0000%          22,803            22,739         23,422
FEDERAL NATIONAL MORTGAGE ASSO 625943                    2017     5.0000%          25,708            25,640         26,396
FEDERAL NATIONAL MORTGAGE ASSO 628055                    2032     5.6960%          21,788            21,623         22,475
FEDERAL NATIONAL MORTGAGE ASSO 651629                    2032     5.3640%          14,292            14,323         14,740
FEDERAL NATIONAL MORTGAGE ASSO 653342                    2032     5.3720%           9,743             9,780         10,139
FEDERAL NATIONAL MORTGAGE ASSO 654195                    2032     4.9630%           9,730             9,737          9,934
FEDERAL NATIONAL MORTGAGE ASSO 655798                    2032     5.2980%          18,835            18,800         19,426
FEDERAL NATIONAL MORTGAGE ASSO 661349                    2032     5.5000%          14,655            14,696         15,160
FEDERAL NATIONAL MORTGAGE ASSO 661501                    2032     5.2490%           9,650             9,699          9,953
FEDERAL NATIONAL MORTGAGE ASSO 661744                    2032     5.3990%          14,405            14,478         14,846
FEDERAL NATIONAL MORTGAGE ASSO 66458                     2004    10.0000%             111               111            113
FEDERAL NATIONAL MORTGAGE ASSO 70007                     2017     5.1380%             465               470            482
FEDERAL NATIONAL MORTGAGE ASSO 70117                     2017     4.4300%             165               167            168
FEDERAL NATIONAL MORTGAGE ASSO 70694                     2005     9.5000%             204               204            217
FEDERAL NATIONAL MORTGAGE ASSO 73227                     2005     6.7000%           1,165             1,167          1,240
FEDERAL NATIONAL MORTGAGE ASSO 88879                     2019     7.1450%             521               531            538
FEDERAL NATIONAL MORTGAGE ASSO 89125                     2019     4.6260%           1,738             1,774          1,778
FEDERAL NATIONAL MORTGAGE ASSO 9999                      2032     5.8930%          13,230            13,257         13,646
FEDERAL NATIONAL MORTGAGE ASSO 9999                      2032     5.7450%          12,254            12,278         12,638
FEDERAL NATIONAL MORTGAGE ASSO 9999                      2032     5.3230%          10,062            10,103         10,635
FIRST BOSTON MORTGAGE SEC. - A                           2033     7.5000%           4,789             4,840          4,779
FIRST BOSTON MORTGAGE SEC. - A                           2006     6.7500%             492               487            492
FIRST UNION RE EQ & MORTGAGE I                           2029     7.1500%               0                 0              0
GMAC MORTGAGE SECURITIES INC -                           2029     6.4510%           2,803             2,803          2,936
GMAC MORTGAGE SECURITIES INC -                           2009     2.4700%           3,000             3,000          2,978 (d)
GOVERNMENT NATIONAL MTGE ASSOC                           2024     3.8150%          15,474            15,364         15,389
GOVERNMENT NATIONAL MTGE ASSOC                           2030     5.7500%          13,471            13,442         14,076
GOVERNMENT NATIONAL MTGE ASSOC 8157                      2023     5.3750%           1,544             1,573          1,596
GOVERNMENT NATIONAL MTGE ASSOC 8206                      2017     5.3750%             459               453            475
GOVERNMENT NATIONAL MTGE ASSOC 8240                      2017     5.7500%             261               249            269
GOVERNMENT NATIONAL MTGE ASSOC 8251                      2017     5.7500%              22                21             23
GOVERNMENT NATIONAL MTGE ASSOC 8274                      2017     6.6250%             711               697            736
GOVERNMENT NATIONAL MTGE ASSOC 8283                      2017     6.6250%             122               120            127
GOVERNMENT NATIONAL MTGE ASSOC 8293                      2017     6.6250%             215               210            222
GOVERNMENT NATIONAL MTGE ASSOC 8341                      2018     5.3750%              69                68             72
GOVERNMENT NATIONAL MTGE ASSOC 8353                      2018     5.3750%             346               337            358
GOVERNMENT NATIONAL MTGE ASSOC 8365                      2018     5.3750%             579               559            598
GOVERNMENT NATIONAL MTGE ASSOC 8377                      2018     5.7500%             209               201            215
GOVERNMENT NATIONAL MTGE ASSOC 8428                      2018     6.6250%              97                96            101
GOVERNMENT NATIONAL MTGE ASSOC 8440                      2018     6.6250%             284               280            294

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT NATIONAL MTGE ASSOC 8638                      2025     5.3750%           1,745             1,762          1,804
GREEN TREE ACCEPTANCE - ABS                              2018     7.7000%           5,942             5,615          5,615 (b)
GREENWICH CAPITAL DERIVATIVES                            2013     3.3570%           5,000             5,000          5,052
JP MORGAN CHASE COMM MORT SEC                            2033     5.2880%           5,219             5,215          5,470
JP MORGAN COMM MORT FIN CORP                             2032     7.5900%           3,760             3,767          4,156
LEHMAN BROTHERS - ABS                                    2030     6.3300%           1,693             1,691          1,720
LEHMAN BROTHERS - ABS                                    2035     5.8700%           3,738             3,743          3,959
LEHMAN BROTHERS - ABS                                    2026     5.9690%           7,500             7,532          8,251
LEHMAN BROTHERS - ABS                                    2026     4.9040%           7,500             7,534          7,920
LEHMAN BROTHERS - ABS                                    2026     4.0230%           5,500             5,526          5,590
LIFT - LEASE INVESTMENT FLIGHT                           2016     1.8500%           4,283             4,283          4,127
MORGAN - J.P. COMM MTGE FIN CO                           2027     6.4700%             504               503            531
MORGAN - J.P. COMM MTGE FIN CO                           2030     6.3730%           1,215             1,214          1,214
MORGAN - J.P. COMM MTGE FIN CO                           2035     6.1800%           7,726             7,744          8,343
MORGAN STANLEY                                           2039     5.3800%           4,901             4,911          5,190
MORGAN STANLEY                                           2035     4.0900%           4,659             4,659          4,823
MORGAN STANLEY                                           2035     5.1600%           2,500             2,512          2,661
MORGAN STANLEY MORTGAGE TRUST                            2028     7.3280%           3,930             3,938          4,041
MORGAN STANLEY MORTGAGE TRUST                            2030     6.5900%           9,494             9,505         10,148
MORGAN STANLEY MORTGAGE TRUST                            2030     6.2500%           1,308             1,310          1,392
MORGAN STANLEY MTG TRUST - CMO                           2005     7.5620%           2,500             2,500          2,804 (d)
NORWEST ASSET SECURITIES CORP                            2029     6.5000%           1,937             1,931          1,944
NPF XII  INC - ABS                                       2003     1.8000%          10,000             3,000          3,000 (b)(d)(e)
PROTECTIVE LIFE CORP - ABS                               2027     7.0200%           1,024             1,028          1,026
RESIDENTIAL ASSET SECURITIES C                           2027     6.3900%           5,000             4,979          5,117
RESIDENTIAL FUNDING MORTGAGE S                           2028     6.0000%             265               266            265
RESIDENTIAL FUNDING MORTGAGE S                           2013     7.4900%             325               324            325
SALOMON BROTHERS MTG SEC VII                             2008     7.4600%           8,416             8,377          9,470
SHEARSON LEHMAN PASS-THROUGH S                           2004     6.8750%           3,111             3,109          3,190 (d)
STRATEGIC HOTELS - CMBS                                  2009     2.9313%           5,000             5,000          4,979
TRIZEC CORP LTD                                          2013     6.5220%           5,000             4,999          5,501 (d)
UNITED COMPANIES FIN CORP - AB                           2023     6.9400%             547               545            548
                                                      ------------------------------------------------------------------------------
Total - Mortgage Backed Securities                                              2,932,791         2,938,348      3,031,147

Municipal Bonds
California

CALIFORNIA HSG FIN AGY SGL FAM                           2016     7.8900%           1,855             1,855          1,863
Total - California                                                                  1,855             1,855          1,863

Colorado
COLORADO HEALTH FACS AUTH REV                            2003     6.9500%           7,500             7,499          7,871

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
Total - Colorado                                                                    7,500             7,499          7,871

Pennsylvania
WYOMING VALLEY PA SANI AUTH WT                           2007     5.1250%              70                70             76
Total - Pennsylvania                                                                   70                70             76

Total - Municipal Bonds                                                             9,425             9,424          9,809

Corporate Debt Securities
Corporate - Finance
ALLIANCE CAPITAL MGMT  -LP                               2006     5.6250%          12,500            12,449         13,209
ALLSTATE CORP                                            2006     5.3750%           5,000             4,987          5,390
AMB PROPERTY CORP                                        2005     7.2000%           5,000             4,995          5,427
AMERICAN GENERAL FINANCE CORP                            2007     4.5000%           7,500             7,479          7,720
AON CORP                                                 2004     6.9000%           3,000             2,999          3,066
ASSOCIATED BANC CORP                                     2007     3.7000%           6,000             5,937          6,064
BANK OF AMERICA CORP                                     2006     7.1250%           5,000             5,193          5,703
BANK OF NEW YORK CO INC                                  2007     5.2000%           7,000             7,099          7,535
BANK ONE CORPORATION                                     2006     6.5000%          10,000            10,096         11,046
BANKAMERICA CORP                                         2004     6.6250%           5,000             4,997          5,353
CAPITAL ONE BANK                                         2003     6.3750%           5,500             5,500          5,491
CAPITAL ONE BANK                                         2003     2.3500%          12,000            12,000         11,945
COUNTRYWIDE FUNDING CORP                                 2004     5.2500%          10,000             9,989         10,417
COUNTRYWIDE HOME LOANS                                   2006     5.5000%           5,000             4,981          5,301
DUKE REALTY INVESTMENTS  INC.                            2003     7.3000%           7,500             7,499          7,687
ERAC USA FINANCE COMPANY                                 2004     6.9500%           9,000             9,029          9,374 (d)
FIRST UNION CORP                                         2004     6.6250%           3,000             2,997          3,209
FORD MOTOR CREDIT CO                                     2006     6.8750%           5,000             5,069          5,009
GE CAPITAL MTG SERVICES  INC -                           2003     7.8750%           5,000             4,999          5,113
GOLDMAN SACHS GROUP INC                                  2005     7.6250%          10,000            10,402         11,278
GOLDMAN SACHS GROUP INC                                  2012     6.6000%          10,000            10,175         11,050
HERTZ CORP                                               2004     1.9275%          10,000            10,000          9,310
HOUSEHOLD FINANCE CORP                                   2006     6.5000%           2,000             1,997          2,130
HOUSEHOLD INTERNATIONAL                                  2007     5.7500%           5,000             4,908          5,233
JP MORGAN CHASE & COMPANY                                2006     5.6250%          10,000            10,219         10,698
KELLOGG UK HOLDING CO LIMITED                            2006     4.4900%          11,200            11,200         10,582 (d)
LEHMAN BROTHERS HLDGS                                    2006     6.2500%          10,000             9,987         10,936
MARSHALL & ILSLEY CORP                                   2006     5.7500%          10,000             9,995         10,846
MBNA AMERICA BANK NA                                     2005     7.7500%           6,000             5,987          6,585
MERRILL LYNCH & CO INC                                   2009     4.7500%          10,000             9,980         10,238

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH AIG CBO                                    2010     0.0000%           6,500                 0              0 (b)(e)
MERRILL LYNCH ELLIOTT & PAIGE                            2010     0.0000%          11,000                 0              0 (b)(d)(e)
MGIC INVESTMENT CORP/WI                                  2005     7.5000%           7,000             6,983          7,658
MORGAN STANLEY                                           2006     6.1000%           5,000             4,997          5,447
MORGAN STANLEY                                           2007     5.8000%           5,000             4,987          5,448
O'N'E' LOAN TRUST                                        2007     2.4000%          25,000            26,595         27,500 (b)(d)
POPULAR NA INC                                           2003     6.5800%           5,000             4,998          5,197
SAFECO CORP                                              2003     7.8750%           7,000             6,998          7,074
SALOMON SMITH BARNEY HOLDINGS                            2006     5.8750%           5,000             4,990          5,403
SIMON DEBARTOLO GROUP INC.                               2007     7.1250%          10,000            10,216         11,113
SOUTHERN COMPANY FUNDING                                 2007     5.3000%           6,500             6,491          6,884
SOVEREIGN BANCORP INC                                    2004    10.2500%           1,000             1,000          1,053
SOVEREIGN BANCORP INC                                    2005    10.2000%           3,679             3,679          4,067 (d)
ST PAUL COMPANIES                                        2007     5.7500%           7,000             6,979          7,265
SUNTRUST BANKS INC                                       2007     5.0500%           7,500             7,497          8,045
UNION PLANTERS CORP                                      2007     5.1250%           5,000             4,998          5,325
US BANCORP                                               2003     7.5000%          10,000            10,000         10,339
WACHOVIA BANK                                            2005     7.4500%           5,000             5,000          5,601
WACHOVIA BANK                                            2006     4.9500%           6,000             5,991          6,402
WASHINGTON MUTUAL INC                                    2006     7.5000%           1,400             1,395          1,575
WASHINGTON MUTUAL INC                                    2008     4.3750%           5,000             4,976          5,095
WAYLAND INVESTMENT FUND LLC                              2004     7.7900%           5,000             5,000          5,233 (d)
WELLS FARGO & CO                                         2007     5.1250%          10,000            10,000         10,740
Total - Corporate - Finance                                                       381,779           366,914        385,407

Corporate - Industrial

ABITIBI CONSOLIDATED INC                                 2005     8.3000%           3,250             3,250          3,435
ALCOA INC                                                2007     4.2500%          10,000             9,969         10,411
AMERICAN AIRLINES                                        2008     6.4000%           1,782             1,782          1,780 (d)
AMERICAN AIRLINES                                        2008     6.4000%           1,358             1,358          1,356 (d)
AMERICAN AIRLINES                                        2008     6.4000%             206               206            206 (d)
AMERICAN AIRLINES                                        2008     6.4000%           1,774             1,774          1,772 (d)
AMERICAN AIRLINES                                        2008     6.4000%             207               207            207 (d)
AMERICAN AIRLINES                                        2008     8.9700%           8,791             8,972          3,692
AMERICAN AIRLINES                                        2008     6.4000%             979               979            978 (d)
AMERICAN AIRLINES                                        2008     6.4000%             979               979            978 (d)
AMERICAN AIRLINES                                        2008     6.4000%             979               979            978 (d)
AMERICAN AIRLINES                                        2008     6.4000%             204               204            203 (d)
AMERICAN AIRLINES                                        2008     6.4000%             205               205            205 (d)
AMERICAN AIRLINES                                        2008     6.4000%             524               524            523 (d)
AMERICAN AIRLINES                                        2008     6.4000%             523               523            523 (d)

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
AMERICAN AIRLINES                                        2008     6.4000%             524               524            523 (d)
AMERICAN STANDARD COMPANIES                              2008     7.3750%           2,000             1,929          2,090
ARVINMERITOR INC                                         2007     6.6250%           5,000             4,985          4,925
ASHLAND INC                                              2005     7.8300%           2,200             2,200          2,322
BECKMAN INSTRUMENTS INC                                  2003     7.1000%           3,000             3,000          3,018
BLACK & DECKER                                           2003     7.5000%          10,000            10,020         10,123
BRITISH SKY BROADCASTING                                 2009     6.8750%           1,500             1,455          1,534
BURLINGTON NORTHERN SANTA FE C                           2005     6.3750%           5,000             4,999          5,544
CABLEVISION SYSTEMS CORPORATIO                           2007     7.8750%           2,500             2,399          2,403
CATERPILLAR FINANCE SERVICES L                           2004     6.8750%           5,000             4,993          5,374
CINTAS CORP                                              2007     5.1250%           2,000             1,999          2,140 (d)
CLEAR CHANNEL COMMUNICATIONS                             2003     7.2500%           5,000             4,999          5,101
COCA-COLA ENTERPRISES INC                                2007     5.2500%          10,000             9,953         10,755
COMCAST CABLEVISION                                      2006     6.3750%           1,300             1,298          1,363
CONAGRA FOODS INC                                        2005     7.5000%           4,000             3,995          4,490
CONOCO INC                                               2004     5.9000%           7,500             7,497          7,890
CONOCO INC                                               2006     5.4500%           3,000             3,128          3,238
CONSTELLATION BRANDS INC                                 2006     8.6250%           1,000               992          1,060
CONTINENTAL AIRLINES                                     2013     6.9400%           7,475             7,684          6,169
COTT BEVERAGES INC                                       2011     8.0000%           1,500             1,469          1,590 (d)
CROSS TIMBERS OIL CO.                                    2009     8.7500%           1,500             1,500          1,560
CSX CORP                                                 2009     4.8750%           4,000             3,994          4,069
CYTEC INDUSTRIES  INC.                                   2003     6.5000%          10,500            10,499         10,543
DAIMLER CHRYSLER NA - US                                 2003     7.1250%          10,000             9,999         10,105
DAIMLER CHRYSLER NA - US                                 2006     6.4000%           6,000             6,202          6,491
DELHAIZE AMERICA INC                                     2006     7.3750%           3,500             3,514          3,421
DELPHI CORP                                              2006     6.5500%           5,000             4,996          5,272
DEVON ENERGY CORPORATION                                 2004     6.7500%           6,500             6,552          6,787
DEVON ENERGY CORPORATION                                 2004     8.0500%           2,000             1,992          2,130
DIAGEO PLC                                               2007     3.5000%           4,000             3,992          4,024
DIAGEO PLC                                               2004     6.6250%           6,000             5,998          6,402
DISNEY COMPANY - THE WALT                                2006     5.5000%          10,000            10,055         10,582
DISNEY COMPANY - THE WALT                                2007     5.3750%           5,000             4,990          5,299
ELAN CORP PLC                                            2005     7.7200%          10,000             9,919         10,498 (d)
ELAN CORP PLC                                            2005     7.6200%           7,000             7,000          7,349 (d)
ENERGIZER HOLDINGS INC                                   2005     7.8600%           7,000             7,000          7,388 (d)
EQUIFAX INC                                              2007     4.9500%           4,000             3,993          4,070 (d)
FIRSTPLUS FINL GROUP - ABS                               2023    19.6200%           1,886             1,875          2,913 (b)(d)
GANNETT CO INC                                           2007     5.5000%          10,000             9,939         10,849
GENERAL ELECTRIC CAP CORP                                2007     5.3750%           5,000             4,983          5,370
GENERAL ELECTRIC CAP CORP                                2008     4.2500%           4,000             3,976          4,109

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
GENERAL MILLS                                            2007     5.1250%           7,300             7,657          7,756
GENERAL MOTORS CORPORATION                               2004     6.3800%          14,000            14,000         14,374
GIANT INDUSTRIES INC                                     2007     9.0000%           3,000             3,000          2,070
HANOVER EQUIPMENT TRUST                                  2008     8.5000%           1,000             1,030            975 (d)
HARRAH'S ENTERTAINMENT INC                               2005     7.8750%           2,000             2,052          2,120
HORTON - D. R. INC                                       2009     8.0000%           2,000             1,992          2,000
INGERSOLL RAND                                           2004     5.8000%          10,000             9,996         10,491
INTERNATIONAL SHIPHOLDING CORP                           2007     7.7500%           2,000             1,994          1,600
INTL FLAVORS & FRAG                                      2006     6.4500%          10,000             9,987         10,802
JONES APPAREL GROUP INC                                  2004     7.5000%           3,000             2,998          3,199
JONES APPAREL GROUP INC                                  2006     7.8750%           2,000             1,996          2,225
KAUFMAN & BROAD HOME                                     2004     7.7500%           3,000             2,993          3,060
KELLOGG CO.                                              2003     5.5000%           5,000             5,000          5,045
KELLOGG CO.                                              2006     6.0000%           5,150             5,592          5,582
KENDALL-JACKSON WINE ESTATES L                           2009     3.0700%          12,000            12,000         12,660 (d)
KRAFT FOODS INC                                          2006     4.6250%          15,000            14,982         15,811
KROGER COMPANY                                           2006     8.1500%           4,000             4,002          4,525
LAMAR ADVERTISING                                        2007     8.6250%           2,000             2,001          2,090
LEAR CORP                                                2005     7.9600%           1,500             1,503          1,539
LOUISIANA PACIFIC                                        2005     8.5000%           1,000               993          1,037
MASCO CORP                                               2007     4.6250%           5,000             4,989          5,160
MEDIA GENERAL                                            2006     6.9500%           5,000             4,998          5,319
MERISTAR HOSPITALITY CORP                                2007     8.7500%           3,000             2,998          2,010
MEYER - FRED INC                                         2003     7.1500%           5,000             5,000          5,032
NCI BUILDING SYSTEMS INC                                 2009     9.2500%           2,000             2,019          2,038
NEWFIELD EXPLORATION CO                                  2011     7.6250%           1,000             1,002          1,055
NORSKE SKOG                                              2011     8.6250%           1,500             1,511          1,511 (d)
NORTHWEST AIRLINES CORP                                  2011     6.8410%          10,000            10,000          9,500
OCCIDENTAL PETROLEUM CORP                                2008     7.3750%           7,500             8,486          8,765
OFFSHORE LOGISTICS  INC.                                 2008     7.8750%           2,000             2,003          1,920
PARACELSUS ESCROW                                        2006     0.0000%           5,000                 0              0 (e)
PHILIP MORRIS COMPANIES INC.                             2004     7.5000%           5,000             5,083          5,250
PRAXAIR INC.                                             2003     6.7500%           5,000             4,992          5,038
PULTE HOMES INC                                          2003     9.5000%          13,000            13,000         13,165
QUAKER OATS COMPANY                                      2003     6.9400%           1,500             1,500          1,529
QUEBECOR WORLD INC                                       2006     7.2000%          10,000            10,000         10,469 (d)
QUEBECOR WORLD- USA                                      2008     8.3750%           3,000             3,000          3,123
REPUBLIC SERVICES INC                                    2004     6.6250%           5,000             4,992          5,250
RIO ALTO EXPLORATION LTD                                 2005     7.6900%           9,000             9,000          9,442 (d)
S C INTERNATIONAL SERVICES INC                           2007     9.2500%           1,340             1,343            878
SAFEWAY INC                                              2007     4.8000%          10,000             9,982         10,336

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
SARA LEE CORP                                            2003     8.3750%           5,000             4,997          5,181
SARA LEE CORP                                            2005     8.5000%           4,000             3,994          4,581
SCHULER HOMES INC                                        2009     9.3750%           1,000             1,000          1,020
SCOTTS COMPANY                                           2009     8.6250%           2,000             1,947          2,110
STANLEY WORKS                                            2007     3.5000%           2,500             2,490          2,510 (d)
STATION CASINOS INC.                                     2008     8.3750%           1,500             1,512          1,590
TARGET CORP                                              2003     6.4000%          10,000             9,999         10,051
TARGET CORP                                              2009     5.3750%           6,150             6,424          6,541
TEKKAY SHIPPING CORP                                     2008     8.3200%           1,500             1,507          1,539
TENET HEALTHCARE CORP.                                   2007     5.0000%           6,000             5,951          5,430
TEXTRON INC                                              2004     6.3750%           3,000             2,995          3,119
TIME WARNER ENTERTAINMENT CO.                            2006     6.1250%           8,000             7,988          8,260
TRANS OCEAN CONTAINER CORP                               2007     6.6700%           5,667             5,655          6,257 (d)
TTX COMPANY                                              2004     7.3500%           4,000             4,000          4,347 (d)
TYCO INTL GROUP SA                                       2003     6.2500%          10,000            10,112          9,925
UNILEVER NV NY SHRS                                      2003     6.7500%           9,500             9,490          9,907
UNION PACIFIC CORP                                       2004     5.8400%           5,000             5,000          5,262
UNION TANK                                               2008     6.5000%           3,305             3,300          3,572
UNITED AIR LINES INC                                     2008     9.2000%           3,380             1,614          1,614 (b)
UNITED AIR LINES INC                                     2010     7.0320%           3,920             3,920          3,075
UNITED HEALTHCARE                                        2005     7.5000%           6,000             5,987          6,768
UNITED STATIONERS INC.                                   2008     8.3750%           1,000             1,000          1,010
USX CORP                                                 2004     7.2000%          10,000            10,063         10,529
VALERO ENERGY CORP                                       2007     6.1250%           3,500             3,494          3,611
VALSPAR CORP                                             2007     6.0000%          10,000             9,956         10,602
VIACOM INC                                               2007     5.6250%          10,000            10,150         10,916
WALMART STORES                                           2006     5.4500%          10,000            10,238         10,928
WEYERHAEUSER CO                                          2008     5.9500%          10,000            10,400         10,675 (d)
WYETH                                                    2004     5.8750%           5,000             4,997          5,198
WYETH                                                    2006     6.2500%           5,000             4,999          5,432
Total - Corporate - Industrial                                                    614,859           611,242        625,440

Corporate - Utility
ALABAMA POWER CO                                         2003     7.8500%           7,000             6,998          7,153
AMERICAN ELECTRIC POWER                                  2006     6.1250%           7,500             7,484          7,386
BELLSOUTH CORP                                           2006     5.0000%          15,000            14,973         16,016
BRITISH TELECOMM/PP                                      2005     7.8750%          12,500            13,303         14,096
CINERGY CORP                                             2004     6.1250%           4,000             3,998          4,092
CINGULAR WIRELESS                                        2006     5.6250%           5,000             4,985          5,257 (d)
CITIZENS COMMUNICATIONS COMPAN                           2004     6.3750%          10,000            10,157         10,246 (d)
CMS ENERGY CORP                                          2009     7.5000%           1,500             1,507          1,275

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
DOMINION RESOURCES INC                                   2003     7.6000%          11,000            11,000         11,256
DTE ENERGY CO                                            2004     6.0000%          10,000             9,989         10,437
ENERGY EAST CORP                                         2006     5.7500%           7,500             7,466          7,956
FIRST ENERGY CORP                                        2006     5.5000%          10,000             9,991         10,040
FRANCE TELECOM                                           2006     8.7000%           2,850             3,000          3,120
GEORGIA POWER                                            2003     5.7500%           5,000             5,000          5,012
K N ENERGY  INC.                                         2003     6.4500%           8,000             7,999          8,037
KANSAS CITY POWER & LIGHT                                2005     7.1250%          10,000            10,311         11,105
KANSAS CITY POWER & LIGHT                                2007     6.0000%           4,000             3,993          4,264 (d)
LIMESTONE ELECTRON TRUST                                 2003     8.6250%          11,000            11,009         10,350 (d)
NIAGARA MOHAWK POWER CORP                                2003     7.3750%           3,000             3,014          3,085
NISOURCE INC                                             2003     7.5000%           5,000             4,997          5,050
PINNACLE PARTNERS                                        2004     8.8300%           6,000             6,000          5,520 (d)
PPL CORPORATION                                          2005     7.7500%           3,000             2,999          3,166
PROGRESS ENERGY INC                                      2004     6.5500%           2,500             2,500          2,598
PROGRESS ENERGY INC                                      2006     6.7500%           2,100             2,099          2,256
PROGRESS ENERGY INC                                      2008     5.8500%          10,000             9,996         10,589
SBC COMMUNICATIONS INC                                   2006     5.7500%          10,000            10,246         10,845
SOUTHWESTERN PUB SRV CO                                  2006     5.1250%           7,000             6,985          6,484
TELEFONICA EUROPE                                        2005     7.3500%           8,000             7,998          8,820
VIRGINIA ELEC & PWR CO                                   2006     5.7500%           4,675             4,663          5,022
VODAFONE AIRTOUCH PLC                                    2005     7.6250%          10,000            10,129         11,079
WILLIAMS COMPANIES INC - THE                             2007     7.5500%           3,000             3,002          2,822
WISCONSIN ENERGY                                         2006     5.8750%          10,000             9,967         10,663
Total - Corporate - Utility                                                       226,125           227,758        235,097

Total - Corporate Debt Securities                                               1,222,764         1,205,914      1,245,945

Total - BONDS AND NOTES                                                         4,165,345         4,154,049      4,287,300

PREFERRED STOCK

Preferred Stock - Stated Maturity

Corporate - Industrial
BHP OPERATIONS                                           2006     6.7600%              50             5,000          5,319 (d)
WHIRLPOOL CORP                                           2008     6.5500%             180            18,076         18,169 (d)
Total - Corporate - Industrial                                                        230            23,076         23,488

Corporate - Utility
APPALACHIAN POWER                                        2008     5.9000%              10               998            884
APPALACHIAN POWER                                        2008     5.9200%              11             1,094          1,060

American Express Certificate Company                                                                              Schedule I
Investments of Securities in Unaffiliated Issuers
At December 31, 2002
(In thousands)

                                                                                 Bal Held at
                                                                             12/31/02 Principal
                                                                               Amt of Bonds &                        Value at
                                                                               Notes or # of           Cost          12/31/02
Issuer Name and Issuer Title                           Maturity    Rate            Shares          (Notes a & c)     (Note a)
------------------------------------------------------------------------------------------------------------------------------------
BELL ATLANTIC CORP                                       2004     5.8000%             100            10,000         10,203 (d)
BELL ATLANTIC NZ - US                                    2004     7.0800%              25             2,524          2,599 (d)
CENTRAL ILLINOIS LIGHT COMPANY                           2008     5.8500%              35             3,499          3,485
INDIANA MICHIGAN PWR CO                                  2009     6.3000%              52             5,223          5,266
INDIANA MICHIGAN PWR CO                                  2009     6.2500%              20             2,001          2,010
INDIANA MICHIGAN PWR CO                                  2009     5.9000%              33             3,173          3,202
LOUISVILLE GAS & ELECTRIC CO                             2008     5.8750%              12             1,198          1,279
OHIO POWER CO                                            2009     5.9000%              36             3,560          3,908
OHIO POWER CO                                            2008     6.0200%              10               994          1,094
OHIO POWER CO                                            2008     6.3500%               5               505            538
POTOMAC ELECTRIC                                         2007     6.8000%             154             7,675          7,841
RGS ENERGY GROUP INC                                     2009     6.6000%             100            10,082         10,459
SAN DIEGO GAS & ELEC COMPANY                             2008     1.7625%              60             1,532          1,489
TEXAS UTILITIES ELECTRIC COMPA                           2008     6.3750%              54             5,420          5,241
Total - Corporate - Utility                                                           717            59,479         60,560

Total - Preferred Stock - Stated Maturity                                             947            82,555         84,048

Preferred Stock - Perpetual

Corporate - Finance

CITIBANK-NEW YORK  NY                                             0.0000%             100            10,000         10,081
CITIGROUP INC                                                     5.8600%             150             7,782          7,966
Total - Corporate - Finance                                                           250            17,782         18,048

Total - Preferred Stock - Perpetual                                                   250            17,782         18,048

Total - PREFERRED STOCK                                                             1,196           100,337        102,095

TOTAL Investments in Securities of Unaffiliated Issuers                         4,166,541         4,254,386      4,389,396

NOTES:

a) See Notes 1 and 3 to the financial statements regarding determination of cost and fair values. All available for sale securities are carried at fair value on the balance sheet.

b) In the absence of market quotations, securities are valued by American Express Certificate Company at fair value

c) Aggregate cost of investment in securities of unaffiliated issuers for federal income tax purposes was $4,272,585

d) Securities acquired in private negotiation which may require registration under federal securities law if they were to be publicly sold. Also see note 3 to financial statements

e)   Non-income producing securities

AMERICAN EXPRESS CERTIFICATE COMPANY                                 SCHEDULE II

Investments in and Advances to Affiliates and Income Thereon

December 31, 2002, 2001 and 2000
(In thousands)
                                                       Balance December 31, 2002
                                                                                               Interest
                                                                                               Dividends
                                                   Principal                      Carrying     Credited
                                                   Amount or         Cost           Value      to Income
Name of Issuer and Title of Issue                No  of Shares        (a)            (b)          (c)
Wholly-Owned Subsidiary (b):
Real Estate Investment Company:
     Investors Syndicate Development Corporation:
       Capital Stock                                    100          $422           $422           $0
                                                        ===          ----           ----          ---
     Investors Syndicate Development Corporation:
       Undistributed Net Income                          $0          (467)          (467)           0
                                                        ===          ----           ----          ---
Other Affiliates (as defined in Sec  2(a)(3) of the
Investment Company Act of 1940)                          $0             0              0            0
                                                        ===          ----           ----          ---
     Total affiliates                                                ($45)          ($45)          $0
                                                                     ====           ====           ==

                                                       Balance December 31, 2001
                                                                                               Interest
                                                                                               Dividends
                                                   Principal                      Carrying     Credited
                                                   Amount or         Cost           Value      to Income
Name of Issuer and Title of Issue                No  of Shares        (a)            (b)          (c)

Wholly-Owned Subsidiary (b):
Real Estate Investment Company:
     Investors Syndicate Development Corporation:
       Capital Stock                                    100          $422           $422           $0
                                                        ===          ----           ----          ---

Other Controlled Companies:                              $0             0              0            0
                                                        ===          ----           ----          ---

Other Affiliates (as defined in Sec  2(a)(3) of the
Investment Company Act of 1940)                          $0             0              0            0
                                                        ===          ----           ----          ---

     Total affiliates                                                $422           $422           $0
                                                                     ====           ====           ==

                                                       Balance December 31, 2000
                                                                                               Interest
                                                                                               Dividends
                                                   Principal                      Carrying     Credited
                                                   Amount or         Cost           Value      to Income
Name of Issuer and Title of Issue                No  of Shares        (a)            (b)          (c)

Wholly-Owned Subsidiary (b):
Real Estate Investment Company:
     Investors Syndicate Development Corporation:
     Capital Stock                                      100          $422           $422           $0
                                                        ===          ----           ----          ---

Other Controlled Companies:                              $0             0              0            0
                                                        ===          ----           ----          ---
Other Affiliates (as defined in Sec  2(a)(3) of the
Investment Company Act of 1940)                          $0             0              0            0
                                                        ===          ----           ----          ---

     Total affiliates                                                $422           $422           $0
                                                                     ====           ====           ==

AMERICAN EXPRESS CERTIFICATE COMPANY                            SCHEDULE II

Investments in and Advances to Affiliates and Income Thereon

December 31, 2002, 2001 and 2000
(In thousands)



NOTES:

(a) The aggregate cost for federal income tax purposes was ($45) at December 31, 2002, and $422 at December 2001, and 2000, subject to possible adjustment in certain circumstances under consolidated income tax return regulations

(b) Investments in stocks of wholly-owned subsidiaries are carried at cost adjusted for equity in undistributed net income since organization or acquisition of the subsidiaries

(c) There were no dividends or interest earned which were not credited to income

                        AMERICAN EXPRESS CERTIFICATE COMPANY                                                            SCHEDULE III

                     Mortgage Loans on Real Estate and Interest
                                 Earned on Mortgages

                            Year Ended December 31, 2002
                                   (In thousands)

                                                           Part 1 -     Mortgage loans on real estate       Part 2 - Interest earned
                                                                        at end of period                    on mortgages
                                                           --------   -------------------------------       -----------------------
                                                                            Amount of principal
                                                                          unpaid at end of period
                                                                        -------------------------

                                                                                                                           Average
                                                                                                                         gross rate
                                                                        Carrying                               Interest  of interest
                                                                       amount of         Subject     Amount     due and      on
                                                                       mortgages            to         of       accrued   mortgages
                                                          Number Prior  (c),(g),       delinquent   mortgages   at end      held at
                                                           of    liens  (h) and         interest     being     of period    end of
             Description (a)                              loans   (b)     (i)    Total    (d)      foreclosed     (e)     period (f)
------------------------------------------------           ----- ----- --------  ----- ----------  ----------  --------- -----------

First mortgages:
 Insured by Federal Housing Administration -
   liens on:
    Residential - under $100                                  0           $0        $0      $0          $0                 0.000%
    Apartment and business - under $100                       0            0         0       0           0                 0.000%
                                                          ------       -----      ----   -----      ------               --------

                Total                                         0            0         0       0           0                 0.000%
                                                          ------       -----      ----   -----      ------               --------
 Partially guaranteed under Serviceman's
   Readjustment Act of 1944, as amended -
    liens on:
      Residential - under $100                                0            0         0       0           0                 0.000%
      Apartment and business - under $100                     0            0         0       0           0                 0.000%
                                                          ------       -----      ----   -----      ------               --------

                Total                                         0            0         0       0           0                 0.000%
                                                          ------       -----      ----   -----      ------               --------
 Other - liens on:
  Residential                                                 0            0         0       0           0                 0.000%
                                                          ------       -----      ----   -----      ------               --------
  Apartment and business:
    Under $100                                                0            0         0       0           0                 9.500%
    $100 to $150                                              0            0         0       0           0                 0.000%
    $150 to $200                                              0            0         0       0           0                 0.000%
    $200 to $250                                              0            0         0       0           0                 0.000%
    $250 to $300                                              1          255       255       0           0                 8.500%
    $300 to $350                                              0            0         0       0           0                 0.000%
    $350 to $400                                              0            0         0       0           0                 0.000%
    $400 to $450                                              0            0         0       0           0                 0.000%
    $450 to $500                                              0            0         0       0           0                 0.000%
    Over $500:

Loan No.         Mortgagor          Property Location

21-47110  Village North             Brooklyn Park, MN         1          940       940       0           0                8.72000
21-47139  Treasure's Island Inc.    Eagan, MN                 1        1,236     1,236       0           0                8.25000
21-47140  Harbour Run LTD           Mentor-On-The-Lake, OH    1        3,299     3,299       0           0                6.91000
21-47147  T & R                     Hilliard, OH              1        6,402     6,402       0           0                7.99000
21-47157  John A. Belanich          Tampa, FL                 1        2,870     2,870       0           0                7.65000
21-47164  Regency                   Hamilton, OH              1        5,224     5,224       0           0                5.00000
21-47165  Bowling Green
          Partnership               Sussex, WI                1        2,391     2,391       0           0                7.20000
21-47167  Wilder Corp of Delaware   Ruskin, FL                1        5,911     5,911       0           0                7.44000
21-47168  Wilder Corp of Delaware   Riverview, FL             1        3,168     3,168       0           0                7.44000
21-47173  Cinram Associates         Fairfield, NJ             1        3,646     3,646       0           0                7.26000
21-47186  Mack Edison Company       Edison, NJ                1        5,590     5,590       0           0                6.85000
21-47187  Industrial Development
          Association               Mebane, NC                1        2,684     2,684       0           0                7.22000
21-47190  Bradley Oper              Davenport, IA             1        3,517     3,517       0           0                7.87500
21-47195  Tipotex Inc.              Pharr, TX                 1        1,439     1,439       0           0                7.40000
21-47196  Tropic Star               Pharr, TX                 1        3,120     3,120       0           0                7.40000
21-47197  Winter Ranch              Alamo, TX                 1          737       737       0           0                7.40000
21-47204  Fort Walton               Mary Esther, FL           1        2,746     2,746       0           0                7.04000
21-47205  Kavanagh                  Tucson, AZ                1        3,639     3,639       0           0                7.05000
21-47206  Artrisco                  Albuquerque, NM           1        4,905     4,905       0           0                6.00000
21-47208  Newport VI                Albuquerque, NM           1          871       871       0           0                8.12500
21-47209  Fountain Lake             Brandeton, FL             1        5,437     5,437       0           0                6.40000
21-47210  Orion                     West Haven, CT            1        3,870     3,870       0           0                6.60000
21-47214  West Health Inc.          Plymouth, MN              1       10,140    10,140       0           0                7.45000
21-47215  Invespro                  Urbandale, IA             1        3,125     3,125       0           0                6.25000
21-47216  Invespro                  Urbandale, IA             1        2,460     2,460       0           0                6.25000
21-47219  Favorite Bay              Albuquerque, NM           1        2,413     2,413       0           0                7.85000
21-47223  Westwood Plaza            Houston, TX               1        5,592     5,592       0           0                6.15000
21-47224  Custer Office             Plano, TX                 1        2,600     2,600       0           0                6.00000
21-47225  Valley Mining             Eagan, MN                 1        1,489     1,489       0           0                7.21000
21-47226  Jake's LP                 Austin, TX                1        2,570     2,570       0           0                6.95000
21-47227  PW Holdings               Falls Township, PA        1        4,326     4,326       0           0                7.88000
21-47228  Lafayette Square          Bridgeport, CT            1        4,061     4,061       0           0                7.14000
21-47230  Wilcrest Gree             Houston, TX               1        1,941     1,941       0           0                7.08000
21-47232  DHIR Group LLC            Milwaukee, WI             1        4,111     4,111       0           0                7.40000
21-47233  Capital Plaza             Jefferson City, MO        1        1,954     1,954       0           0                7.15000
21-47234  Southwest Medical         Littleton, CO             1        3,059     3,059       0           0                7.18000
21-47235  2507 & 2473 Assc          Southport, CT             1        2,556     2,556       0           0                7.02000
21-47237  Abmar Valley              Roanoke, VA               1        1,539     1,539       0           0                7.10000
21-47238  Cicero Place              Cicero, IN                1        3,221     3,221       0           0                7.00000
21-47240  Crystal Plaza             Baltimore, MD             1        3,722     3,722       0           0                7.02000
21-47241  Pal, Inc                  Sioux Falls, SD           1        1,059     1,059       0           0                7.05000
21-47242  Northpoint AT             San Antonio, TX           1        4,600     4,600       0           0                7.33000
21-47243  Pam-Joy Realty            Chesapeake. VA            1        2,844     2,844       0           0                6.96000
21-47245  Tide Mill                 Southport, CT             1        2,321     2,321       0           0                6.98000

21-47246  JLC, IX PF LTD            Dallas, TX                1          925       925       0           0                7.01000
21-47248  HMJ                       Moorehead, MN             1        5,420     5,420       0           0                6.96000
21-47249  MIDEB                     Ventura, CA               1        4,799     4,799       0           0                6.75000
21-47250  Thomas Ribis              Alexandria, VA            1        2,593     2,593       0           0                6.90000
21-47251  Arcadia Villa             Phoenix, AZ               1        2,650     2,650       0           0                6.80000
21-47252  Broken Arrow              Broken Arrow, OK          1        3,162     3,162       0           0                6.80000
21-47253  Palo Verde Plaxa          Phoenix, AZ               1        1,581     1,581       0           0                6.80000
21-47254  Village S.                Tulsa, OK                 1        3,301     3,301       0           0                6.80000
21-47255  Gaughan                   Forest Lake/
                                    Stillwater, MN            1        5,110     5,110       0           0                6.83000
21-47256  Fremont Apts              Rapid City, SD            1        1,018     1,018       0           0                6.75000
21-47257  American Bank Plaza       Corpus Christi, TX        1        6,737     6,737       0           0                6.90000
21-47259  Anza Plaza                Santa Clarita, CA         1        1,824     1,824       0           0                6.95000
21-47260  Eisenhower 3              Ann Arbor, MI             1        2,763     2,763       0           0                6.98000
21-47261  KKMP Properties           Bloomington, MN           1        1,068     1,068       0           0                7.06000
21-47262  312 Third Street          Fargo, ND                 1        5,473     5,473       0           0                6.90000
21-47263  G.O.L.D                   Columbus, OH              1        2,071     2,071       0           0                6.95000
21-47264  Esnet Properties          Orem, UT                  1        1,850     1,850       0           0                6.81000
21-47265  Eaglecreek A              Lakewood, CO              1        2,138     2,138       0           0                6.77000
21-47266  Independence              Clarkston, MI             1        3,984     3,984       0           0                6.89000
21-47267  Blairhill LLC             Charlotte, NC             1        1,332     1,332       0           0                6.91000
21-47268  Lemans Limited            Seebring, FL              1        5,313     5,313       0           0                6.85000
21-47269  Hampton Inn               Spokane, WA               1        3,992     3,992       0           0                7.15000
21-47270  Brookhollow-2             Houston, TX               1        2,650     2,650       0           0                6.80000
21-47271  Wilsonville               Wilsonville, OR           1        1,676     1,676       0           0                6.85000
21-47272  Southeast Com             Aurora, CO                1        1,867     1,867       0           0                6.44000
21-47273  Sears Bldg                Rapid City, SD            1          828       828       0           0                6.85000
21-47274  Edison                    Towson, MD                1        1,117     1,117       0           0                6.85000
21-47275  Colorado & SA             Colorado Springs, CO      1        1,873     1,873       0           0                6.55000
21-47277  Alvernon Place            Tucson, AZ                1        2,138     2,138       0           0                7.00000
21-47278  VL Grand Rdge             Kennewick, WA             1        6,320     6,320       0           0                6.75000
21-47279  Daniel G                  Chetek, WI                1        1,962     1,962       0           0                7.25000
21-47281  Cleveland                 Shaker Heights, OH        1        2,286     2,286       0           0                7.00000
21-47282  Cary Bldg LP              Springfield, VA           1        2,097     2,097       0           0                6.85000
21-47283  Paragon DTC P             Englewood, CO             1        6,998     6,998       0           0                6.80000
21-47285  Equity One In             Fort Meyers, FL           1        4,156     4,156       0           0                6.75000
21-47286  Sandhill SQ               Las Vegas, NV             1        2,450     2,450       0           0                7.00000
21-47287  ML LTD Moen               Rogers, MN                1        5,562     5,562       0           0                7.30000
21-47288  Hilde                     Plymouth, MN              1        1,867     1,867       0           0                6.85000
21-47289  Camp Morrison             Newport News, VA          1        2,511     2,511       0           0                6.90000
21-47290  Oakcliff                  Doraville, GA             1        2,529     2,529       0           0                7.00000
21-47291  Truway                    Liverpool, NY             1        2,938     2,938       0           0                7.00000
21-47292  Desert Inn                Las Vegas, NV             1        6,341     6,341       0           0                7.09500
21-47293  Julantru                  Corvallis, OR             1        4,198     4,198       0           0                6.75000
21-47294  Carolace Emb.             Hope Mills, NC            1        1,509     1,509       0           0                7.00000
21-47295  Mastercraft               Concord, OH               1        1,179     1,179       0           0                7.00000
21-47296  Viviani                   Painesville, OH           1        1,032     1,032       0           0                7.00000
21-47297  Viviani                   Concord, OH               1        1,736     1,736       0           0                7.00000
21-47298  Shiland Hills             Rock Hill, SC             1          845       845       0           0                7.25000
21-47299  Crest                     Escondido, CA             1        2,158     2,158       0           0                7.00000
21-47303  KWI 1304                  Santa Monica, CA          1        5,184     5,184       0           0                4.08000
21-47304  Memorial Six              Houston, TX               1        7,079     7,079       0           0                6.40000
21-47305  Post/Paddock              Grand Prairie,  TX        1        5,979     5,979       0           0                3.95625
21-47306  Falls Towne               FairviewPrk/
                                    Cuyahoga falls, OH        1        4,575     4,575       0           0                3.47000
21-47308  Wilder                    Clearwater,  FL           1        6,174     6,174       0           0                6.18000
21-47309  Center Point III          Arlington,  TX            1        3,925     3,925       0           0                6.48000
21-47310  Hurley-Howe               Sacramento,  CA           1        5,790     5,790       0           0                3.95000
21-47311  Hurley-Howe               Sacramento,  CA           1        3,720     3,720       0           0                3.95000
21-47312  80 Central Street         Boxborough,  MA           1        7,845     7,845       0           0                4.22000
21-47313  J P Spec                  Orchard Park,  NY         1        4,350     4,350       0           0                3.84100

                                                            104      342,147   342,147       0           0                  6.613%
                                                           ----      -------   -------  ------      ------                --------
          Total Other                                       104      342,147   342,147       0           0                  6.613%
                                                           ----      -------   -------  ------      ------                --------
          Unallocated Reserve for Losses                               3,223
                                                                       -----
          Total First Mortgage Loans on Real Estate         104      338,924   342,147      $0          $0                  6.613%
                                                           ====      =======   =======  ======      ======                ========

Part 3 - Location of mortgaged properties                   Schedule III (con't)

(In thousands)
                                                                  Amount of principal
                                                                unpaid at end of period
                                                               --------------------------
                                                    Carrying                   Subject
                                                   amount of                      to          Amount of
       State in                  Number   Prior    mortgages                  delinquent      mortgages
    which mortgaged                of     liens    (c), (g),                   interest         being
  property is located            loans     (b)    (h) and (i)     Total         (d)          foreclosed
----------------------------   --------   -----   -----------  ----------   -------------   -------------
Arizona                            4                10,008        10,008            0              0
California                         6                23,476        23,476            0              0
Colorado                           5                15,935        15,935            0              0
Connecticut                        4                12,807        12,807            0              0
Florida                            8                35,775        35,775            0              0
Georgia                            1                 2,529         2,529            0              0
Iowa                               3                 9,103         9,103            0              0
Indiana                            1                 3,221         3,221            0              0
Massachusetts                      1                 7,845         7,845            0              0
Maryland                           2                 4,838         4,838            0              0
Michigan                           2                 6,747         6,747            0              0
Minnesota                          9                32,832        32,832            0              0
Missouri                           1                 1,954         1,954            0              0
Nevada                             2                 8,791         8,791            0              0
New Jersey                         2                 9,236         9,236            0              0
New Mexico                         3                 8,189         8,189            0              0
New York                           2                 7,288         7,288            0              0
North Carolina                     4                 6,704         6,704            0              0
North Dakota                       1                 5,473         5,473            0              0
Ohio                               8                26,624        26,624            0              0
Oklahoma                           2                 6,463         6,463            0              0
Oregon                             2                 5,874         5,874            0              0
Pennsylvania                       1                 4,326         4,326            0              0
South Carolina                     1                   845           845            0              0
South Dakota                       4                 3,160         3,160            0              0
Texas                             14                49,894        49,894            0              0
Utah                               1                 1,850         1,850            0              0
Virginia                           5                11,584        11,584            0              0
Washington                         2                10,312        10,312            0              0
Wisconsin                          3                 8,464         8,464            0              0
                                 ---              --------      --------      -------          -----
                                 104               342,147       342,147            0              0
                               -----              --------      --------      -------          -----
Unallocated Reserve
for Losses                                           3,223
                                                  --------
Total                            104              $338,924      $342,147           $0             $0
                               =====              ========      ========      =======          =====

NOTES:                                                      Schedule III (con't)

(a) The classification "residential" includes single dwellings only. Residential multiple dwellings are included in "apartment and business".

(b) Real estate taxes and easements, which in the opinion of the Company are not undue burden on the properties, have been excluded from the determination of "prior liens".

(c) In this schedule III, carrying amount of mortgage loans represents unpaid principal balances plus unamortized premiums less unamortized discounts and reserve for loss.

(d) Interest in arrears for less than three months has been disregarded in computing the total amount of principal subject to delinquent interest. The amounts of mortgage loans being foreclosed are also included in amounts subject to delinquent interest.

(e) Information as to interest due and accrued for the various classes within the types of mortgage loans is not readily available and the obtaining thereof would involve unreasonable effort and expense.

       The Company does not accrue interest on loans which are over three months delinquent.

(f) Information as to interest income by type and class of loan has been omitted because it is not readily available and the obtaining thereof would involve unreasonable effort and expense. In lieu thereof, the average gross interest rates (exclusive of amortization of discounts and premiums) on mortgage loans held at December 31, 2002 are shown by type and class of loan.

     The average gross interest rates on mortgage loans held at December 31, 2002, 2001, and 2000 are summarized as follows:

                                                                                            2002         2001        2000
                                                                                          ---------   --------   ---------
     First mortgages:
          Insured by Federal Housing Administration                                         0.000%       0.000%      0.000%
          Partially guaranteed under Servicemen's
            Readjustment Act of 1944, as amended                                            0.000        0.000       0.000
          Other                                                                             6.613        6.978       7.276
                                                                                          ---------   --------   ---------


                Combined average                                                            6.613%       6.978%      7.276%
                                                                                          =========    ========   =========

(g) Following is a reconciliation of the carrying amount of mortgage loans for the years ended December 31, 2002, 2001 and 2000.

                                                                                            2002         2001        2000
                                                                                          --------    --------    --------

     Balance at beginning of period                                                      $343,434     $358,575    $378,047
       New loans acquired:
         Nonaffiliated companies                                                           45,128       16,356         763
       Reserve for loss reversal                                                                0            0           0
                                                                                         --------     --------    --------
           Total additions                                                                 45,128       16,356         763
                                                                                         --------     --------    --------

                                                                                          388,562      374,931     378,810
                                                                                         --------     --------    --------
     Deductions during period:
       Collections of principal                                                            48,349       30,306      20,002
       Reserve for loss                                                                     1,289        1,191         233
                                                                                         --------     --------    --------
           Total deductions                                                                49,638       31,497      20,235
                                                                                         --------     --------    --------

     Balance at end of period                                                            $338,924     $343,434    $358,575
                                                                                         ========     ========    ========

(h) The aggregate cost of mortgage loans for federal income tax purposes at December 31, 2002 was $342,147.

(i) At December 31, 2002, an unallocated reserve for loss on first mortgage loans of $3,223 is recorded.

                                                                     SCHEDULE IV
AMERICAN EXPRESS CERTIFICATE COMPANY
Qualified Assets on Deposit

December 31, 2002
(In thousands)

                                                                Investment Securities
                                                             ---------------------------
                                                              Bonds and                     Mortgage
                                                                Notes         Stocks          Loans         Other
      Name of Depositary                                         (a)           (b)             (c)           (d)          Total
----------------------------------------------------------   ------------ -------------- --------------- ------------ -----------

Deposits with states or their depositories to meet requirements of statutes and agreements:

    Illinois - Secretary of
      State of Illinois                                             $49            $0             $0            $0            $49

    New Jersey - Commissioner
      of Banking and Insurance
      of New Jersey                                                  50             0              0             0             50


    Pennsylvania - Treasurer
      of the State of
      Pennsylvania                                                  149             0              0             0            149


    Texas - Treasurer of the
      State of Texas                                                114             0              0             0            114
                                                             ----------      --------       --------       -------     ----------

    Total deposits with states or their
      depositories to meet requirements of
      statutes and agreements                                       362             0              0             0            362

Central depository - American
  Express Trust Company                                       4,508,214       100,337        338,924        84,449      5,031,924
                                                             ----------      --------       --------       -------     ----------

    Total                                                    $4,508,576      $100,337       $338,924       $84,449     $5,032,286
                                                             ==========      ========       ========       =======     ==========

Notes:

(a)  Represents amortized cost of bonds and notes.

(b)  Represents average cost of individual issues of stocks.

(c) Represents unpaid principal balance of mortgage loans less unamortized discounts and reserve for losses.

(d)  Represents cost of purchased call options

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                    Number
                                                                      of                                                     Charged
                                                   Yield           accounts     Amount              Charged     Reserve     to other
                                                to maturity          with         of       Amount   to profit  payments by  accounts
                                                on an annual       security    maturity      of     and loss   certificate    (per
                         Description            payment basis       holders      value    reserves  or income    holders     part 2)
                        -------------        -------------------   --------    --------   -------- ----------- ------------ --------
Installment certificates:
  Reserves to mature:
   Series 15, includes extended maturities   2.40 Inst/2.50 Ext.                                 0
    "  20,     "        "        "           2.52 Inst/2.50 Ext.                                 0         0
    "  15A,    "        "        "           2.66 Inst/3.04 Ext.                                 0         0
    "  22A,    "        "        "                     3.09            461       10,874      9,091       248          95         165
    "  I-76,   "        "        "                     3.35            359        8,027      5,278       178         138          19
    "  Reserve Plus Flexible Payment                (note a)           135        1,256        606         0          81           7
    "  IC-Q-Installment                             (note a)            37          460        139         0          15           2
    "  IC-Q-Ins                                     (note a)           485        5,501      2,612         0         185          17
    "  IC-Q-Ins Emp                                 (note a)             3           29         18         0           1           0
    "  IC-I                                         (note a)        19,577      320,290    146,963         0      28,416       3,620
    "  IC-I-Emp                                     (note a)           118        1,724      1,104         0         306          33
    "  Inst                                                          8,097            0     24,634         0      12,692         321
    "  Inst-Emp                                                         40            0         91         0          69           2
    "  RP-Q-Installment                             (note a)            88        1,206        829         0           8          10
    "  RP-Q-Flexible Payment                        (note a)             7           83         57         0           0           1
    "  RP-Q-Ins                                     (note a)             9          310         72         0           2           1
    "  RP-Q-Ins Emp                                 (note a)             0            0          1         0           0           0
    "  RP-I                                         (note a)           111        2,949      1,244         0         114          30
    "  RP-I-Emp                                     (note a)             1            6          0         0           0           0
    "  Inst-R                                                           84       10,587        240         0         205           4
    "  Inst-R-Emp                                                        2           12          5         0           1           0
                                                                         0            0          0         0          14           0
                                                                    ------      -------    -------    ------      ------      ------
             Total                                                  29,614      363,314    192,984       426      42,342       4,231
                                                                    ------      -------    -------    ------      ------      ------

  Payments made in advance of certificate
   year requirements and accrued interest
   thereon:
   Series 15, includes extended maturities                2         Not         Not              0
    "  20,     "        "        "                        2       Readily    Applicable         (1)        0
    "  15A,    "        "        "                        3      Available                       1         0           0           0
    "  22A,    "        "        "                        3                                    308         8           0           0
    "  I-76,   "        "        "                      3.5                                    337        11          61           7
                                                                                                                      23           1
                                                                                            ------    ------      ------      ------
                Total                                                                          645        19          84           8
                                                                                            ------    ------      ------      ------

                                                                              Deductions                Balance at close of period
                                                                  ----------------------------------- ------------------------------
                                                                                                       Numbers
                                                                                            Credited     of
                                                                                  Cash      to other   accounts    Amount
                                                                               surrenders   accounts     with        of      Amount
                                                                                prior to      (per     security   maturity     of
                         Description                              Maturities    maturity     part 2)   holders     value    reserves
                        -------------                            ------------  ----------  --------- ----------- ---------- --------
Installment certificates:
  Reserves to mature:
   Series 15, includes extended maturities                                                                 0           0          0
    "  20,     "        "        "                                                                         0           0          0
    "  15A,    "        "        "                                                                         0           0          0
    "  22A,    "        "        "                                     122          584      1,360       367       8,787      7,533
    "  I-76,   "        "        "                                       0          362        121       327       7,319      5,130
    "  Reserve Plus Flexible Payment                                   192          168         20        70         670        314
    "  IC-Q-Installment                                                  0           57          0        29         406         99
    "  IC-Q-Ins                                                      1,223          506         13       205       2,431      1,072
    "  IC-Q-Ins Emp                                                      1            2          0         2          23         16
    "  IC-I                                                         10,287       48,307          0    14,947     244,184    120,405
    "  IC-I-Emp                                                         89          258          0        87       1,290      1,096
    "  Inst                                                              0        6,599          0     9,056           0     31,048
    "  Inst-Emp                                                          0           28          0        51           0        134
    "  RP-Q-Installment                                                147           94         70        59         875        536
    "  RP-Q-Flexible Payment                                             2            7          0         5          65         49
    "  RP-Q-Ins                                                          8           11          0         6         278         56
    "  RP-Q-Ins Emp                                                      0            0          0         0           0          1
    "  RP-I                                                             87          369          0        69       1,706        932
    "  RP-I-Emp                                                          0            0          0         0           0          0
    "  Inst-R                                                            0           64          0       165      12,826        385
    "  Inst-R-Emp                                                        0            0          0         4       1,602          6
                                                                         0            1          0         0           0         13
                                                                    ------       ------      -----    ------     -------    -------
             Total                                                  12,158       57,416      1,584    25,449     282,462    168,825
                                                                    ------       ------      -----    ------     -------    -------

  Payments made in advance of certificate
   year requirements and accrued interest
   thereon:
   Series 15, includes extended maturities                                                               Not        Not           0
    "  20,     "        "        "                                                                     Readily   Applicable      (1)
    "  15A,    "        "        "                                       0            0          0    Available                   1
    "  22A,    "        "        "                                       0            0          1                              315
    "  I-76,   "        "        "                                       1           31        125                              259
                                                                         0           25         10                              (11)
                                                                    ------       ------     ------                         --------
                Total                                                    1           56        136                              563
                                                                    ------       ------     ------                         --------


            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                  Number
                                                                    of                                                       Charged
                                                   Yield         accounts     Amount                Charged     Reserve     to other
                                                to maturity        with         of         Amount   to profit  payments by  accounts
                                                on an annual     security    maturity        of     and loss   certificate    (per
                         Description            payment basis     holders      value      reserves  or income    holders     part 2)
                        -------------        -----------------   --------    --------     -------- ----------- ------------ --------
  Additional credits and accrued interest
  thereon:
   Series 15, includes extended maturities              2.5        Not          Not              0
    "  20,     "        "        "                      2.5      Readily     Applicable          0         0           0          0
    "  15A,    "        "        "                        3     Available                       (1)        0           0          0
    "  22A,    "        "        "                        3                                  2,173        57           0        160
    "  I-76,   "        "        "                      3.5                                  1,229        42           0         68
    "  Reserve Plus Flexible Payment                (note a)                                     0         7           0          0
    "  IC-Q-Installment                             (note a)                                     0         1           0          0
    "  IC-Q-Ins                                     (note a)                                     0        17           0          0
    "  IC-Q-Ins Emp                                 (note a)                                     0         0           0          0
    "  IC-I                                         (note a)                                   172     3,574           0          0
    "  IC-I-Emp                                     (note a)                                     2        31           0          0
    "  Inst                                         (note a)                                    17       315           0          0
    "  Inst-Emp                                     (note a)                                     0         2           0          0
    "  RP-Q-Installment                             (note a)                                     0        10           0          0
    "  RP-Q-Flexible Payment                        (note a)                                     0         1           0          0
    "  RP-Q-Ins                                     (note a)                                     0         1           0          0
    "  RP-Q-Ins Emp                                 (note a)                                     0         0           0          0
    "  RP-I                                         (note a)                                     0        30           0          0
    "  RP-I-Emp                                     (note a)                                     0         0           0          0
                                                                                                 0         4           0          0
    "  Inst-RP                                      (note a)                                     0         0           0          0
    "  Inst-RP-Emp                                  (note a)                                     0         0           0          0
                                                                                             -----     -----      ------     ------
             Total                                                                           3,593     4,093           0        228
                                                                                             -----     -----      ------     ------

  Reserve for accrued extra contribution 3rd year                                            1,574       631      (1,314)
  Reserve for accrued extra contribution 6th year                                                0
  Accrued interest on reserves in default I-76          3.5                                     (0)        4                      0
  Reserve for additional credits to be allowed                                                   0
    Installment Certificates-Special Additional                    Not          Not              0
    Credits I-76                                                 Readily     Applicable          0                    NA
  Accrued for additional credits to be allowed at               Available                        0



                                                                              Deductions                Balance at close of period
                                                              -------------------------------------- -------------------------------
                                                                                                       Numbers
                                                                                            Credited     of
                                                                                  Cash      to other   accounts    Amount
                                                                               surrenders   accounts     with        of      Amount
                                                                                prior to      (per     security   maturity     of
                         Description                              Maturities    maturity     part 2)   holders     value    reserves
                        -------------                            ------------  ----------  --------- ----------- ---------- --------
  Additional credits and accrued interest
  thereon:
   Series 15, includes extended maturities                                                              Not         Not           0
    "  20,     "        "        "                                       0            0          0    Readily    Applicable       0
    "  15A,    "        "        "                                       0            0          0    Available                  (1)
    "  22A,    "        "        "                                      34          138        372                            1,846
    "  I-76,   "        "        "                                       0           85         31                            1,223
    "  Reserve Plus Flexible Payment                                     0            0          7                                0
    "  IC-Q-Installment                                                  0            0          2                               (1)
    "  IC-Q-Ins                                                          0            0         17                                0
    "  IC-Q-Ins Emp                                                      0            0          0                               (0)
    "  IC-I                                                              0            0      3,625                              121
    "  IC-I-Emp                                                          0            0         32                                1
    "  Inst                                                              0            0        321                               11
    "  Inst-Emp                                                          0            0          2                                0
    "  RP-Q-Installment                                                  0            0         10                                0
    "  RP-Q-Flexible Payment                                             0            0          1                                0
    "  RP-Q-Ins                                                          0            0          1                               (0)
    "  RP-Q-Ins Emp                                                      0            0          0                                0
    "  RP-I                                                              0            0         29                                1
    "  RP-I-Emp                                                          0            0          0                                0
                                                                         0            0          4                                0
    "  Inst-RP                                                           0            0          0                                0
    "  Inst-RP-Emp                                                       0            0          0                                0
                                                                     -----       ------     ------                          -------
             Total                                                      34          223      4,454                            3,202
                                                                     -----       ------     ------                          -------

  Reserve for accrued extra contribution 3rd year                                                                               891
  Reserve for accrued extra contribution 6th year                                                                                 0
  Accrued interest on reserves in default I-76                                       0           3                                1
  Reserve for additional credits to be allowed                                                                                    0
    Installment Certificates-Special Additional                                                         Not         Not           0
    Credits I-76                                                                                      Readily    Applicable       0
  Accrued for additional credits to be allowed at                                                    Available                    0

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                  Number
                                                                    of                                                       Charged
                                                   Yield         accounts     Amount                Charged     Reserve     to other
                                                to maturity        with         of         Amount   to profit  payments by  accounts
                                                on an annual     security    maturity        of     and loss   certificate    (per
                         Description            payment basis     holders      value      reserves  or income    holders     part 2)
                        -------------        -----------------   --------    --------     -------- ----------- ------------ --------
    next anniversary                                                                           106       132
  Reserve for death and disability refund options                                                0
  Reserve for reconversion of paid-up certificates                                              33
                                                                                         ---------     -----     --------    ------

                                                                                             1,713       767      (1,314)         0

                Total installment certificates                    29,614       363,314     198,935     5,305      41,112      4,467
                                                                  ------     ---------   ---------     -----     --------    ------

Fully paid certificates:
  Single-Payment certificates:
    SP 74                                               3.5            0             0           0         0           0          0
    SP 75                                               3.5            0             0           0
    SP 76                                               3.5            0             0           0
    SP 77                                               3.5            0             0           0
    SP 78                                               3.5            0             0           0
    SP 79                                               3.5            0             0           0
    SP 80                                               3.5            2            15          15
    SP 81A                                              3.5            1             4           6         0           0          0
    SP 82A                                              3.5           57           359         356         2           0          0
    SP 82B                                              3.5          161         1,398       1,365        33           0          0
    SP 83A                                              3.5          282         2,521       2,432        78           0          0
    SP 83B                                              3.5           51           398         379        13           0          0
    IC-2-84                                             3.5          123         1,203       1,125        38           0          0
    IC-2-85                                             3.5          410         4,056       3,668       123           0          0
    IC-2-86                                             3.5          204         3,684       2,742         0           0        100
    IC-2-87                                             3.5          116         1,864       1,500         0           0         55
    IC-2-88                                             3.5          156         2,557       2,206         0           0         84
    Reserve Plus Single Payment                     (note a)         298         4,792       4,042         0           0        150
    Cash Reserve Single Payment                     (note b)         474         2,327       4,141         0           0         27
    IC-Flexible Savings (Variable Term)             (note d)          21           143         161         0           0          1
    IC-Flexible Savings Emp (VT)                    (note d)      72,171       871,426     948,653         0     810,107     39,364
    IC-Preferred Investors                                           732         9,777      12,494         0         421        434
    IC-Investors                                    (note d)          30        17,179      18,600         0      42,568        552
    IC-Special Deposits U.K.                        (note d)         637     1,020,204   1,096,420         0     453,854     22,122
    IC-Special Deposits HONG KONG                   (note d)          53        73,684      99,275         0       9,793      1,565
    IC-1-84                                         (note c)           4        14,585           0
    Cash Reserve Variable Payment                   (note b)          33           285         260         0           0         13
    Cash Reserve Variable PMT-3mo.                  (note e)         250         1,156       1,640         0         121         11
    IC-Future Value                                 (note f)      35,346       124,332     132,986         0     103,568        909


                                                                             Deductions                Balance at close of period
                                                               ----------------------------------- ---------------------------------
                                                                                                     Numbers
                                                                                          Credited      of
                                                                                Cash      to other   accounts    Amount
                                                                             surrenders   accounts     with        of       Amount
                                                                              prior to      (per     security   maturity      of
                         Description                            Maturities    maturity     part 2)   holders     value     reserves
                        -------------                          ------------  ----------  --------- ----------- ---------- ----------
    next anniversary                                                                           210                               28
  Reserve for death and disability refund options                                                                                 0
  Reserve for reconversion of paid-up certificates                                               0                               33
                                                                  ------       --------      ------                       ---------

                                                                       0             0         213                              953

                Total installment certificates                    12,192        57,695       6,387    25,449     282,462    173,543
                                                                  ------       --------      ------   ------   ---------  ---------

Fully paid certificates:
  Single-Payment certificates:
    SP 74                                                              0             0           0         0           0          0
    SP 75                                                                                                  0           0          0
    SP 76                                                                                                  0           0          0
    SP 77                                                                                                  0           0          0
    SP 78                                                                                                  0           0          0
    SP 79                                                                                                  2          15          0
    SP 80                                                                                                  0           0         15
    SP 81A                                                             4             0           0         2          20          2
    SP 82A                                                           208            18         112         5          61         20
    SP 82B                                                           849            96         392       162       1,370         61
    SP 83A                                                           609           222         316        48         373      1,363
    SP 83B                                                             0            24           0       110       1,115        368
    IC-2-84                                                            0            84           0       367       3,685      1,079
    IC-2-85                                                            0           340           0       184       2,475      3,451
    IC-2-86                                                            0           273           0       101       1,721      2,569
    IC-2-87                                                            0           146           0       139       2,203      1,409
    IC-2-88                                                            0           347           0       264       4,114      1,943
    Reserve Plus Single Payment                                        0           465           0       166         809      3,727
    Cash Reserve Single Payment                                    2,148           621           0        19         139      1,399
    IC-Flexible Savings (Variable Term)                                0            11           0    98,380   1,279,720        151
    IC-Flexible Savings Emp (VT)                                       0       428,895           0       627       8,455  1,369,229
    IC-Preferred Investors                                             0         2,268           0        25      23,376     11,081
    IC-Investors                                                       0        37,945           0       579     981,601     23,775
    IC-Special Deposits U.K.                                           0       531,009           0        39      51,050  1,041,387
    IC-Special Deposits HONG KONG                                      0        41,859           0         3      11,354     68,774
    IC-1-84                                                                                               29         243          0
    Cash Reserve Variable Payment                                      0            41           0       200         831        232
    Cash Reserve Variable PMT-3mo.                                     0           557           0    31,103     106,423      1,215
    IC-Future Value                                                    0       124,724           0     1,129      12,589    112,739

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                  Number
                                                                    of                                                       Charged
                                                   Yield         accounts     Amount               Charged     Reserve      to other
                                                to maturity        with         of        Amount   to profit  payments by   accounts
                                                on an annual     security    maturity       of     and loss   certificate     (per
                         Description            payment basis     holders      value     reserves  or income    holders      part 2)
                        -------------        -----------------   --------    --------    -------- ----------- ----------- ---------
    IC-Future Value Emp                             (note f)       1,680       18,435       18,435         0           0          0
                                                                      34          282          282         0           0          0
    IC-Stock Market                                 (note g)      97,475      430,142      490,311         0     110,774      2,420
    IC-MSC                                          (note g)      21,588      304,732      315,059         0      78,774      1,747
    Equity Indexed Savings                                            15        1,220        1,220         0       2,505          6
    IC-AEBI Stock Market                            (note g)         177       66,083       66,752         0      16,199        897
                                                                 -------    ---------    ---------    ------   ---------     -------

                Total                                            232,581    2,978,843    3,226,525       287   1,628,684     70,457
                                                                 -------    ---------    ---------    ------   ---------     -------

  Additional credits and accrued interest thereon:
    SP 74                                               3.5                                      0
    SP 75                                               3.5                                      0
    SP 76                                               3.5                                      0
    SP 77                                               3.5                                      0
    SP 78                                               3.5                                      0
    SP 79                                               3.5                                     15
    SP 80                                               3.5                                      5         0           0          0
    SP 81A                                              3.5                                    243         1           0          5
    SP 82A                                              3.5                                  1,051        26           0          1
    SP 82B                                              3.5                                  1,765        58           0         30
    SP 83A                                              3.5                                    222         8           0          2
    SP 83B                                              3.5                                    618        21           0          9
    IC-2-84                                             3.5                                  2,021        68           0         30
    IC-2-85                                             3.5                                     44        92           0          0
    IC-2-86                                             3.5                                     25        51           0          0

    IC-2-87                                             3.5                                     41        71           0          0
    IC-2-88                                             3.5                                     75       136           0          0
    Reserve Plus SP 2004-4061                       (note a)                                     0        27           0          0
    Cash Reserve SP                                 (note b)                                     0         1           0          0
    IC-Flexible Savings                             (note d)                                 1,758    43,422           0          0
    IC-Preferred Investors                          (note d)                                    23       552           0          0
    IC-FS-EMP                                       (note d)                                    26       513           0          0

    IC-Investors                                    (note d)                                 1,081    23,507           0          0
    IC-Special Deposits U.K.                        (note d)                                    76     1,556           0          0
    IC-Special Deposits HONG KONG                   (note d)                                     0
    IC-1-84 - 2013-4061                             (note c)                                     5        12           0         (0)
    Cash Reserve VP 2004-4061                       (note b)                                     0        11           0          0


                                                                           Deductions                 Balance at close of period
                                                             -------------------------------------- --------------------------------
                                                                                                     Numbers
                                                                                          Credited      of
                                                                                Cash      to other   accounts    Amount
                                                                             surrenders   accounts     with        of       Amount
                                                                              prior to      (per     security   maturity      of
                         Description                            Maturities    maturity     part 2)   holders     value     reserves
                        -------------                          ------------  ----------  --------- ----------- ---------- ----------
    IC-Future Value Emp                                            4,459        1,387            0        23         179     12,589
                                                                     104            0            0    86,992     385,066        178
    IC-Stock Market                                                    0      170,852            0    21,790     301,876    432,653
    IC-MSC                                                             0       85,248            0        20       2,731    310,332
    Equity Indexed Savings                                             0        1,000            0       138      52,407      2,731
    IC-AEBI Stock Market                                               0       30,606            0         0           0     53,242
                                                                  ------    ---------       ------   -------   ---------- ----------

                Total                                              8,381    1,459,038          820   242,646   3,236,001  3,457,714
                                                                  ------    ---------       ------   -------   ---------- ----------

  Additional credits and accrued interest thereon:
    SP 74                                                                                                                         0
    SP 75                                                                                                                         0
    SP 76                                                                                                                         0
    SP 77                                                                                                                         0
    SP 78                                                                                                                         0
    SP 79                                                                                                                        15
    SP 80                                                              4            0            0                                1
    SP 81A                                                           153           15           63                               18
    SP 82A                                                           642           78          307                               51
    SP 82B                                                           482          148          228                              995
    SP 83A                                                             0           16            0                              216
    SP 83B                                                             0           45            0                              603
    IC-2-84                                                            0          196            0                            1,923
    IC-2-85                                                            0            4           92                               40
    IC-2-86                                                            0            1           50                               25

    IC-2-87                                                            0            4           72                               36
    IC-2-88                                                            0            8          132                               71
    Reserve Plus SP 2004-4061                                          0            0           27                                0
    Cash Reserve SP                                                    0            0            1                                0
    IC-Flexible Savings                                                0        3,904       39,388                            1,888
    IC-Preferred Investors                                             0            5          554                               16
    IC-FS-EMP                                                          0           87          434                               18

    IC-Investors                                                       0        1,874       22,122                              592
    IC-Special Deposits U.K.                                           0           31        1,565                               36
    IC-Special Deposits HONG KONG                                                                                                 0
    IC-1-84 - 2013-4061                                                0            0           12                                4
    Cash Reserve VP 2004-4061                                          0            0           11                               (0)

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                  Number
                                                                    of                                                       Charged
                                                   Yield         accounts     Amount               Charged     Reserve      to other
                                                to maturity        with         of        Amount   to profit  payments by   accounts
                                                on an annual     security    maturity       of     and loss   certificate     (per
                         Description            payment basis     holders      value     reserves  or income    holders      part 2)
                        -------------        -----------------   --------    --------    -------- ----------- ----------- ---------
  Cash Reserve Variable Payment-3mo.                (note e)                                  310     1,180        (334)         0
  IC-Future Value                                   (note f)                               13,058     1,943           0          0
  IC-Future Value Emp                               (note f)                                  225        34           0          0
  IC-Stk Mkt, 2004/16/31-4000/16                    (note g)                                1,323     1,470          (0)         0
  IC-MSC                                            (note g)                                  243     1,398          (0)         0
  IC - EISC                                                                                     1         6           0          0
  IC-AEBI Stk Mkt 2004/31/19-4000/16                (note g)                                  242       737           0          0
                                                                                           ------    -------       -----      -----

              Total                                                                        24,496    76,901        (334)        77
                                                                                           ------    -------       -----      -----
Accrued for additional credits to be allowed
  at next anniversaries:
  SP 78                                                                                         0         0           0          0
  SP 79                                                                                         0         0           0          0
  SP 80                                                                                         0         0           0          0
  SP 81A                                                                                        3         0           0          0
  SP 82A                                                                                        0         1           0          0
  SP 82B                                                                                       27         4           0          0
  SP 83A                                                                                        1         1           0          0
  SP 83B                                                                                        7         1           0          0
  IC-2-84 - 2019-4061                                                                          27         4           0          0
  IC-2-85                                                                                       6         2           0          0
  IC-2-86                                                                                       5         1           0          0
  IC-2-87                                                                                      10         2           0          0
  IC-2-88                                                                                      14         3          (0)         0
  IC-Stock Mkt - 2019/31-4061 SEC 5 from C2785-81                                           6,313    (4,223)          0          0
  IC-Market Strategy Certificate (SEC 5 from c2785-81)                                      3,322    (1,969)          0          0
  IC-EISC                                                                                      13         0           0          0
  IC-AEBI Stock Market                                                                        946      (813)          0          0
                                                                                           ------  ---------       -----      -----

              Total                                                                        10,694    (6,986)         (0)        (0)
                                                                                           ------    -------       -----      -----

R Series Single-Payment certificates:
  R-76                                                  3.5            4           15          14         0                      1
  R-77                                                  3.5           18          348         208         0                      8
  R-78                                                  3.5           39          310         274         0                     11


                                                                            Deductions                Balance at close of period
                                                             ------------------------------------- ---------------------------------
                                                                                                     Numbers
                                                                                          Credited      of
                                                                                Cash      to other   accounts    Amount
                                                                             surrenders   accounts     with        of       Amount
                                                                              prior to      (per     security   maturity      of
                         Description                            Maturities    maturity     part 2)   holders     value     reserves
                        -------------                          ------------  ----------  --------- ----------- ---------- ----------

  Cash Reserve Variable Payment-3mo.                                   0           16         911                              229
  IC-Future Value                                                  3,868          935           0                           10,198
  IC-Future Value Emp                                                107            0           0                              152
  IC-Stk Mkt, 2004/16/31-4000/16                                       0          136       2,069                              588
  IC-MSC                                                               0           20       1,497                              124
  IC - EISC                                                            0            0           6                                1
  IC-AEBI Stk Mkt 2004/31/19-4000/16                                   0           43         835                              101
                                                                   ------       -----      ------                           -------

              Total                                                5,256        7,567      70,376                           17,941
                                                                   ------       -----      ------                           -------
Accrued for additional credits to be allowed
  at next anniversaries:
  SP 78                                                                0            0           0                                0
  SP 79                                                                0            0           0                                0
  SP 80                                                                0            0           0                                0
  SP 81A                                                               0            0           5                               (2)
  SP 82A                                                               0            0           1                               (0)
  SP 82B                                                               0            0          30                                1
  SP 83A                                                               0            0           2                               (0)
  SP 83B                                                               0            0           9                               (1)
  IC-2-84 - 2019-4061                                                  0            0          30                                1
  IC-2-85                                                              0            0           8                                0
  IC-2-86                                                              0            0           5                                1
  IC-2-87                                                              0            0          12                                0
  IC-2-88                                                              0            0          18                               (1)
  IC-Stock Mkt - 2019/31-4061 SEC 5 from C2785-81                      0           11         353                            1,726
  IC-Market Strategy Certificate (SEC 5 from c2785-81)                 0           12         251                            1,090
  IC-EISC                                                              0            0                                           13
  IC-AEBI Stock Market                                                 0            0          61                               72
                                                                   ------       -----      ------                           -------

              Total                                                   (0)          23         785                            2,900
                                                                   ------       -----      ------                           -------

R Series Single-Payment certificates:
  R-76                                                                              2           0         4          13         13
  R-77                                                                             11           0        15         320        205
  R-78                                                                             30           0        34         279        255

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                  Number
                                                                    of                                                      Charged
                                                   Yield         accounts     Amount              Charged     Reserve      to other
                                                to maturity        with         of       Amount   to profit  payments by   accounts
                                                on an annual     security    maturity      of     and loss   certificate     (per
                         Description            payment basis     holders      value    reserves  or income    holders      part 2)
                        -------------        -----------------   --------    --------   -------- ----------- ------------ ----------
  R-79                                                 3.5            50          637       532         0                       20
  R-80                                                 3.5            44          410       298         0                       13
  R-81                                                 3.5            20          290       214         0                        7

  R-82A                                                3.5           115          800       498         0                       24
  RP-Q                                             (note a)          270          459     1,087         0                        8
  R-II                                                 3.5            76          644       323         0                       14
  RP-2-84                                              3.5           212        2,819     1,158         0                       48
  RP-2-85                                              3.5            72          279       334         0                       14
  RP-2-86                                              3.5            19           69        75         0                        3

  RP-2-87                                              3.5            43          673       262         0                       11
  RP-2-88                                              3.5            61          454       315         0                       12
  Cash Reserve RP                                  (note b)            5           15        32         0                        0
  IC-Flexible Savings RP                           (note d)       15,438      273,256   296,606         0       272,943     14,262
  RP-Preferred Investors                           (note d)            6        2,847     3,044         0           298        107
  Cash Reserve RP-3 mo.                            (note e)        1,687       14,165    15,191         0        31,020        192
  IC-Flexible Savings RP Emp                       (note d)          252        3,522     4,578         0            95        186
  RP-Future Value                                  (note f)        1,451       25,529    25,527         0
  RP-Future Value Emp                              (note f)           53          818       820         0
  RP-Stock Market                                  (note g)       12,652      113,582   126,546         0        36,915        559
  RP-Market Strategy                                               3,455       93,107    95,640         0        19,892        473
  D-1                                              (note a)          154       16,174    20,059         0           827        499
                                                              ----------    ---------- --------      ----       -------     ------

              Total                                               36,196      551,222   593,635         0       361,990     16,472
                                                              ----------    ---------- --------      ----       -------     ------
Additional Interest on R-Series Single
  Payment Reserves:
  R-76                                                 3.5        Not          Not            0         0            NA
  R-77                                                 3.5    Applicable   Applicable         3         7
  R-78                                                 3.5                                    7        10
  R-79                                                 3.5                                   10        18
  R-80                                                 3.5                                   10        10
  R-81                                                 3.5                                    5         6
  R-82A                                                3.5                                   20        18
  RP-Q                                             (note a)                                   0         8
  R-II                                                 3.5                                    9        11
  RP-2-84                                              3.5                                   30        41




                                                                            Deductions                Balance at close of period
                                                             ----------------------------------- -----------------------------------
                                                                                                     Numbers
                                                                                          Credited      of
                                                                                Cash      to other   accounts    Amount
                                                                             surrenders   accounts     with        of       Amount
                                                                              prior to      (per     security   maturity      of
                         Description                            Maturities    maturity     part 2)   holders     value     reserves
                        -------------                          -----------  ----------  ---------  ----------- ---------- ----------
  R-79                                                                             49         0        48           584        503
  R-80                                                                             30         0        38           374        281
  R-81                                                                            116         0        16           138        105

  R-82A                                                                            39         0       106           705        483
  RP-Q                                                                            204         0       220           365        891
  R-II                                                                             32         0        71           584        305
  RP-2-84                                                                         111         0       188         2,585      1,095
  RP-2-85                                                                          35         0        64           249        313
  RP-2-86                                                                           1         0        19            69         77

  RP-2-87                                                                          28         0        37           647        245
  RP-2-88                                                                         106         0        47           293        221
  Cash Reserve RP                                                                   0         0         5            15         32
  IC-Flexible Savings RP                                                      102,341         0    25,630       452,429    481,470
  RP-Preferred Investors                                                        1,082         0         5         2,148      2,367
  Cash Reserve RP-3 mo.                                                        30,221         0     1,629        15,351     16,182
  IC-Flexible Savings RP Emp                                                      864         0       219         2,974      3,995
  RP-Future Value                                                  6,977        1,493         0       954        17,057     17,057
  RP-Future Value Emp                                                327           31         0        38           462        462
  RP-Stock Market                                                      0       50,244         0    11,937       103,259    113,776
  RP-Market Strategy                                                           29,675         0     3,474        84,498     86,330
  D-1                                                                  0        4,968         0       142        12,934     16,417
                                                               ---------     ---------     ----    -------   ----------    -------

              Total                                                7,304      221,713         0    44,940       698,332    743,080
                                                               ---------     ---------     ----    -------   ----------    -------
Additional Interest on R-Series Single
  Payment Reserves:
  R-76                                                                              0         1      Not         Not             0
  R-77                                                                              0         8  Applicable  Applicable          2
  R-78                                                                              0        11                                  6
  R-79                                                                              0        20                                  8
  R-80                                                                              0        13                                  7
  R-81                                                                              1         9                                  1
  R-82A                                                                             1        24                                 13
  RP-Q                                                                                        8                                  0
  R-II                                                                              0        14                                  6
  RP-2-84                                                                           1        48                                 22

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                 Number
                                                                   of                                                      Charged
                                                   Yield        accounts    Amount                Charged     Reserve      to other
                                                to maturity       with        of        Amount    to profit  payments by   accounts
                                                on an annual    security   maturity       of      and loss   certificate     (per
                         Description            payment basis    holders     value     reserves   or income    holders      part 2)
                        -------------        -----------------  --------   --------    --------   ---------- ------------ ----------
  RP-2-85                                              3.5                                   11          12
  RP-2-86                                              3.5                                    2           3
  RP-2-87                                              3.5                                    8          10
  RP-2-88                                              3.5                                    6          11
  Cash Reserve RP                                  (note b)                                   0           0
  IC-Flexible Savings RP                           (note d)                                 568      15,489
  RP-Preferred Investors                           (note d)                                   6         126
  Cash Reserve RP-3 mo.                            (note e)                                  37         228          (37)
  IC-Flexible Savings RP Emp                       (note d)                                  10         201
  IC-Future Value                                  (note f)                              17,933       2,616
  IC-Future Value Emp                              (note f)                                 549          90
  RP-Stock Market                                  (note g)                                 287         325
  RP-Market Strategy                                                                         63         380
  D-1                                              (note a)                                   0         554

              Total                                                                      19,574      20,175          (37)         0
                                                                                      ---------      -------   ----------    ------

Accrued for additional credits to be allowed
at next anniversaries:
  RP-Stock Market                                                                         1,761      (1,132)           0          0
  RP-Market Strategy                                                                      1,005        (613)           0          0
                                                                                      ---------      -------   ----------    ------
              Total single payment                                                    3,877,690      88,632    1,990,303     87,005
                                                                                      ---------     --------   ----------    ------

Paid-up certificates:
  Series 15 and 20                                    3.25            5         50           47           2            0          0
     "   15A and 22A                                   3.5          207      4,648        4,139         120            0        254
     "   I-76                                          3.5          502      2,489        1,882          64            0        141
                                                              ---------   --------      -------    --------       ------      -----

              Total                                                 714      7,187        6,068         186            0        395
                                                              ---------   --------      -------    --------       ------      -----
Additional credits and accrued interest thereon:
  Series 15 and 20                                     2.5       Not          Not             3           0            0          1
     "   15A and 22A                                     3    Applicable  Applicable        107           3            0         34
     "   I-76                                          3.5                                  172           6            0         22
                                                                                        -------    ---------      ------      -----
              Total                                                                         282           9            0         57
                                                                                        -------    ---------      ------      -----
Accrued for additional credits to be allowed

                                                                          Deductions                 Balance at close of period
                                                             ----------------------------------- -----------------------------------
                                                                                                   Numbers
                                                                                       Credited      of
                                                                            Cash       to other   accounts      Amount
                                                                         surrenders    accounts     with          of        Amount
                                                                          prior to       (per     security     maturity       of
                         Description                          Maturities  maturity      part 2)   holders       value      reserves
                        -------------                        ----------- ----------   ---------  ----------- ------------ ----------
  RP-2-85                                                                        0           16                                   7
  RP-2-86                                                                        0            3                                   2
  RP-2-87                                                                        0           11                                   7
  RP-2-88                                                                        1           12                                   4
  Cash Reserve RP                                                                             0                                  (0)
  IC-Flexible Savings RP                                                     1,094       14,262                                 701
  RP-Preferred Investors                                                        20          107                                   5
  Cash Reserve RP-3 mo.                                                          2          192                                  34
  IC-Flexible Savings RP Emp                                                    17          186                                   8
  IC-Future Value                                                 6,021      1,083                                           13,445
  IC-Future Value Emp                                               214         29                                              396
  RP-Stock Market                                                               27          443                                 142
  RP-Market Strategy                                                             2          402                                  39
  D-1                                                                           54          499                                   1
                                                                 ------  ---------       ------                           ---------
              Total                                               6,235      2,334       16,289                              14,854
                                                                 ------  ---------       ------                           ---------

Accrued for additional credits to be allowed
at next anniversaries:
  RP-Stock Market                                                     0          3          116                                 510
  RP-Market Strategy                                                  0          7           71                                 314
                                                                 ------  ---------       ------                           ---------
              Total single payment                               27,176  1,690,685       88,457                           4,237,313
                                                                 ------  ---------       ------                           ---------

Paid-up certificates:
  Series 15 and 20                                                    5          0            0           4           45         44
     "   15A and 22A                                                398        661          399         150        3,397      3,055
     "   I-76                                                         0        208           11         486        2,386      1,868
                                                                 ------  ---------       ------   ---------        -----  ---------

              Total                                                 403        869          410         640        5,828      4,967
                                                                 ------  ---------       ------  ----------        -----  ---------

Additional credits and accrued interest thereon:
  Series 15 and 20                                                    0          0            0       Not          Not            4
     "   15A and 22A                                                 20         10           19   Applicable   Applicable        95
     "   I-76                                                         0         12            0                                 188
                                                                 ------     ------       ------                           ---------
              Total                                                  20         22           19                                 287
                                                                 ------     ------       ------                           ---------

Accrued for additional credits to be allowed

            AMERICAN EXPRESS CERTIFICATE COMPANY                                                                         SCHEDULE VI

                    Certificate Reserves

                 Part 1 - Summary of Changes

                Year ended December 31, 2002
                       (In thousands)
                                                                   Balance at beginning of period               Additions
                                                                   -------------------------------  --------------------------------

                                                                 Number
                                                                   of                                                       Charged
                                                   Yield        accounts      Amount               Charged     Reserve      to other
                                                to maturity       with          of        Amount   to profit  payments by   accounts
                                                on an annual    security     maturity       of     and loss   certificate     (per
                         Description            payment basis    holders       value     reserves  or income    holders      part 2)
                        -------------        -----------------  --------     --------    --------  ---------- ------------ ---------
   at next anniversaries                                                                      36       21               0         0
                                                                ---------      ------     -------  ------      ----------    -------

                Total paid-up                                        714        7,187      6,386      216               0       452
                                                                ---------      ------     -------  ------      ----------    -------

  Optional settlement certificates:
    Series 1, IST&G                                         3         12                       2        0               0         0
    Other series and conversions from Single                                                   0        0               0         0
      Payment certificates                        2.5-3-3-3.5      5,133                  73,113    2,165               0     3,707
    Series R-76 thru R-82A                                  3          0                      36        1               0         0
    Series R-II & RP-2-84 thru 88                         3.5          0                     235        7               0         0
    Reserve Plus Single-Payment                       (note a)        68                     718        5               0         0
    Reserve Plus Flex-Pay & IC-Q-Inst                 (note a)        13                      60        1               0        32
    Series R-Installment                              (note a)        26                     142        2               0        70
    Series R-Single-Payment                           (note a)        13                       7        0               0         0
    Add'l credits and accrued int. thereon              2.5-3     Not         Not          8,975      253               0     1,392
    Add'l credits and accrued int. thereon-IST&G        2.5-3  Applicable  Applicable          0        0               0         0
    Accrued for additional credits to be allowed
      at next anniversaries                                                                  694      709               0         0
    Accrued for additional credits to be allowed
      at next anniversaries-R-76 thru R-82A & R-II                                            (1)       0               0
    Accrued for additional credits to be allowed
      at next anniversaries-IST&G                                                              0        0               0         0
                                                                --------                  -------  ------      ----------    -------

                Total optional settlement                          5,265                  83,980    3,143               0     5,201
                                                                --------                  -------  ------      ----------    -------

                                                                              Not                                  Not
Due to unlocated certificate holders                                       Applicable        219        1      Applicable        35
                                                                                          -------  ------      ----------    -------


                Total certificate reserves                                             4,167,210   97,297       2,031,415    97,161
                                                                                       =========  =======       =========    =======

Income (loss) from purchased and written call options included in provision for certificate reserves in Statement of Operations


Total adjusted certificate reserves

                                                                            Deductions               Balance at close of period
                                                             -----------------------------------  ---------------------------------
                                                                                                    Numbers
                                                                                       Credited       of
                                                                              Cash     to other    accounts      Amount
                                                                           surrenders  accounts      with          of        Amount
                                                                            prior to     (per      security     maturity       of
                         Description                          Maturities    maturity    part 2)    holders       value      reserves
                        -------------                        -----------   ---------- ---------  -----------   ---------- ----------
   at next anniversaries                                               0            0         57                               0
                                                              ----------    --------- ----------    -----      ----------  --------

                Total paid-up                                        423          891        486      640           5,828     5,254
                                                              ----------    --------- ----------    -----      ----------  --------

  Optional settlement certificates:
    Series 1, IST&G                                                    1            0          0       12                         1
    Other series and conversions from Single                           0            0          0        0                         0
      Payment certificates                                         4,109        4,458          0    5,133                    70,418
    Series R-76 thru R-82A                                             7            2          0        0                        28
    Series R-II & RP-2-84 thru 88                                     22           21          0        0                       199
    Reserve Plus Single-Payment                                        6          226          0       68                       491
    Reserve Plus Flex-Pay & IC-Q-Inst                                  2           21          0       13                        70
    Series R-Installment                                              61           31          0       26                       122
    Series R-Single-Payment                                            3            2          0       13                         2
    Add'l credits and accrued int. thereon                           695          552        443        0                     8,930
    Add'l credits and accrued int. thereon-IST&G                       0            0          0        0                         0
    Accrued for additional credits to be allowed
      at next anniversaries                                            3            0      1,396        0                         4
    Accrued for additional credits to be allowed
      at next anniversaries-R-76 thru R-82A & R-II                     0            0          0        0                        (1
    Accrued for additional credits to be allowed
      at next anniversaries-IST&G                                      0            0          0        0                         0
                                                              ----------    --------- ----------    -----                  --------

                Total optional settlement                          4,909        5,313      1,839    5,265                    80,263
                                                              ----------    --------- ----------    -----                  --------

                                                                   Not                                             Not
Due to unlocated certificate holders                          Applicable            5         80               Applicable       170
                                                              ----------    ---------  ---------                           --------


                Total certificate reserves                        44,700    1,754,589     97,249                          4,496,544
                                                              ==========    ========= ==========

Income (loss) from purchased and written call
  options included in provision for certificate                                                                           4,496,544
  reserves in Statement of Operations                                                                                         3,172
                                                                                                                          ---------

Total adjusted certificate reserves                                                                                       4,493,372
                                                                                                                          =========

Part 2 - Description of Additions to Reserves Charged to Other                                                   Schedule VI (con't)
Accounts and Deductions from Reserves Credited to Other Accounts

      Year ended December 31, 2002
             (In thousands)

                              Additions to reserves charged to other accounts    Deductions from reserves credited to other accounts
                              -----------------------------------------------    ---------------------------------------------------
                                                   Transfers of
                                                    maturities
                                                    to extended                                   Conversions
                                                    maturities-                                   to optional   Maturities
                           Reconversions            charged to                                    settlement    transferred
                            of paid-up               reserves                       Conversions   certificates-  to extended
                            certificate             to mature,                       to paid-up     credited     maturities-
                              charged     Charged   additional                      certificates-   to optional  credited to
                            to paid-up      to       credits/                        credited     settlement     reserves to
                           reserves and   advance    interest   Transferred          to paid-up   reserves and     mature-
                            reserve for  payments  and advance  to Federal           surrender      surrender     extended
                           reconversions  reserve    payments   Withholding  Total    income        income       maturities   Total
                           ------------- --------  -----------  -----------  -----   ------------ -------------  ----------   -----
Reserves to mature
 installment certificates:

  Series 15, including
    extended maturities          0           0            0          0           0         0             0           0           0
  Series 20, including
    extended maturities          0           0            0          0           0         0             0           0           0
  Series 15A, including
    extended  maturities         0           0            0          0           0         0             0           0           0
  Series 22A, including
    extended  maturities        47          75           43          0         165       206         1,111          43       1,360
  Series I-76                    9          10            0          0          19       111            10           0         121
  Series Reserve Plus
    Flexible Payment             0           0            7          0           7         0            20           0          20
  Series IC-Q-Installment        0           0            2          0           2         0             0           0           0
  Series IC-Q-Ins                0           0           17          0          17         0            13           0          13
  Series IC-Q-Ins Emp            0           0            0          0           0         0             0           0           0
  Series IC-I                    0           0        3,619          6       3,625         0             0           0           0
  Series IC-I-Emp                0           0           33          0          33         0             0           0           0
  Series Inst                    0           0          321          0         321         0             0           0           0
  Series Inst-Emp                0           0            2          0           2         0             0           0           0
  Series RP-Q-Installment        0           0           10          0          10         0            70           0          70
  Series RP-Q-Flexible
    Payment                      0           0            1          0           1         0             0           0           0
  Series RP-Q-Ins                0           0            1          0           1         0             0           0           0
  Series RP-Q-Ins Emp            0           0            0          0           0         0             0           0           0
  Series RP-I                    0           0           30          0          30         0             0           0           0
  Series RP-I Emp                0           0            4          0           4         0             0           0           0
                              -----       -----      -------      -----     -------     -----       -------      ------     -------

              Total             56          85        4,090          6       4,237       317         1,224          43       1,584
                              =====       =====      =======      =====     =======     =====       =======      ======     =======


Part 2 - Description of Additions to Reserves Charged to Other                                                   Schedule VI (con't)
Accounts and Deductions from Reserves Credited to Other Accounts

            Year ended December 31, 2002
                    (In thousands)

                            Additions to reserves charged to other accounts      Deductions from reserves credited to other accounts
                            -----------------------------------------------      ---------------------------------------------------

                                                      Additions                                     Maturities
                                           Additions  to reserves         Applied to   Conversions  transferred
                                          to advance  to mature-         certificates- to optional  to extended
                            Reconversions  payments-   extended          credited to    settlement  maturities-   Conversions
                             of paid-up   charged to  maturities         reserves to  certificates- credited to   to paid-up
Payments made in advance    certificates-   default   charged to           mature,      credited     reserves     certificates-
  of current certificate     charged to    interest   reserves to          loading     to optional   to mature-    credited to
  year requirements and        paid-up      on late   mature from           and        settlement    extended       paid-up
  accrued interest thereon:   reserves     payments    maturity    Total  insurance     reserves     maturities    reserves    Total
                           -------------- ---------- ------------  ----- ------------ ------------- ------------ ------------- -----
  Series 15, including
    extended maturities             0           0           0        0          0            0            0            0          0
  Series 20, including
    extended maturities             0           0           0        0          0            0            0            0          0
  Series 15A, including
    extended maturities             0           0           0        0          0            0            0            0          0
  Series 22A, including
    extended maturities             2           0           5        7         76           44            5            0        125
  Series I-76                       0           1           0        1         10            0            0            0         10
  Series Reserve Plus
    Flexible Payment                0           0           0        0          0            0            0            0          0
  Series IC-Q Installment           0           0           0        0          0            0            0            0          0
  Series IC-Q Ins                   0           0           0        0          0            0            0            0          0
  Series IC-Q Ins Emp               0           0           0        0          0            0            0            0          0
  Series IC-I                       0           0           0        0          0            0            0            0          0
  Series IC-I Emp                   0           0           0        0          0            0            0            0          0
  Series RP-Q Installment           0           0           0        0          0            0            0            0          0
  Series RP-Q Flexible
    Payment                         0           0           0        0          0            0            0            0          0
  Series RP-Q Ins                   0           0           0        0          0            0            0            0          0
  Series RP-Q Ins Emp               0           0           0        0          0            0            0            0          0
  Series RP-I                       0           0           0        0          0            0            0            0          0
  Series RP-I Emp                   0           0           0        0          0            0            0            0          0
                                  ----      ------       -----    -----     ------       ------      -------        -----      -----

              Total                 2           1           5        8         86           44            5            0        135
                                  ====      ======       =====    =====     ======       ======      =======        =====      =====

Certificate Reserves                                                                               Schedule VI (con't)
(In thousands)
Year ended December 31, 2002

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Additional credits on installment certificates and accrued interest thereon:
    Other additions represent:
      Transfers from accruals for additional credits to be allowed at next anniversaries                        $  208
      Reconversions of paid-up certificates-charged to paid-up reserves                                             12
      Transfers from maturities to extended maturities                                                               8
                                                                                                                 -----
                                                                                                                $  228
                                                                                                                 =====
    Other deductions represent:
      Transfers to reserves on a quarterly basis for Reserve Plus Flexible-
        Payment, IC-Q-Installment and R-Flexible-Payment                                                        $4,050
      Conversions to optional settlement certificates-credited to optional
        settlement reserves                                                                                        320
      Conversions to paid-up certificates-credited to paid-up reserves                                              76
      Transfers to extended maturities at maturity                                                                   8
                                                                                                                 -----
                                                                                                                $4,454
                                                                                                                 =====
Accrual for additional credits to be allowed on installment certificates at next anniversaries:
    Other deductions represent:
      Transfers to reserves for additional credits on installment certificates                                  $  209
                                                                                                                 =====

Reserve for death and disability refund options: Other deductions represent:
      Payments, in excess of installment reserves, made to certificate holders
        who exercised the death and disability refund options.                                                  $    0
                                                                                                                 =====

Reserve for reconversions of paid-up certificates:
    The amount shown as charged to profit and loss has been deducted from
      reserve recoveries in the accompanying Statement of Operations                                            $    0
                                                                                                                 =====

    Other deductions represent:
      Amounts credited to installment certificate reserves to mature, on
      reconversions of paid-up certificates.                                                                    $    0
                                                                                                                 =====

Paid-up certificates:
  Other additions represent:
    Conversions from installment certificates (charged to installment reserves
      less surrender charges)                                                                                   $  395
    Transfers from accrual for additional credits to be allowed at next
       anniversaries                                                                                                57
                                                                                                                 -----
                                                                                                                $  452
                                                                                                                 =====
  Other deductions represent:
    Transfers credited to installment reserves on reconversions to installment
      certificates                                                                                              $   69
    Transfers for accrual for additional credits and accrued interest thereon                                       57
    Transfers to settlement options                                                                                360
                                                                                                                 -----
                                                                                                                $  486
                                                                                                                 =====

        Certificate Reserves                                                                        Schedule VI (con't)
        (In thousands)
        Year ended December 31, 2002

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Default interest on installment certificates:
  Other additions represent:
    Reconversions  of paid-up certificates charged to paid-up reserves                                          $     0
                                                                                                                 ======

  Other deductions represent:
    Conversions to paid-up certificates - credited to paid-up reserves                                          $     2
    Transfers to advance payments as late payments are credited to certificates                                       1
                                                                                                                 ------
                                                                                                                $     3
                                                                                                                 ======
Optional settlement certificates:
  Other additions represent:
    Transfers from installment certificate reserves (less surrender charges), single-payment and Series D certificate reserves upon election of
      optional settlement privileges                                                                            $ 3,445
    Transfers from paid-up certificate reserves                                                                     360
    Transfers from accruals for additional credits to be allowed at next anniversaries                            1,392
                                                                                                                 ------
                                                                                                                $ 5,197
                                                                                                                 ======
  Other deductions represent:
    Transfers to reserve for additional credits and accrued interest thereon                                    $ 1,395
    Transfers to optional settlement reserves                                                                       444
                                                                                                                 ------
                                                                                                                $ 1,839
                                                                                                                 ======
Single-Payment certificates:
   Other additions represent:
    Transfers from accruals for additional credits to be allowed at next anniversaries                          $    77
    Transfers from accruals on a quarterly basis on:                                                                  0
      Reserve Plus Single-Payment                                                                                    27
      Cash Reserve Single-Payment                                                                                     1
      Flexible Savings                                                                                           39,364
      Flexible Savings-Emp                                                                                          434
      Preferred Investors                                                                                           552
      Investors                                                                                                  22,122
      Special Deposits                                                                                            1,565
      Cash Reserve                                                                                                   11
      Cash Reserve-3mo                                                                                              909
      Future Value                                                                                                    0
      Stock Market                                                                                                2,420
      Market Strategy                                                                                             1,747
      AEBI Stock Market                                                                                             897
      R82-B                                                                                                           8
      Cash Reserve-RP                                                                                                 0
      Cash Reserve-RP-3mo                                                                                           192
      Flexible Saving-RP                                                                                         14,262
      Flexible Savings-RP-Emp                                                                                       186
      Preferred Investors-RP                                                                                        107
      Stock Market-RP                                                                                               559
      Market Strategy-RP                                                                                            473
    Transfers from accruals at anniversaries maintained in a separate                                             1,087
                                                                                                                 ------
      reserve account.                                                                                          $87,000
                                                                                                                 ======

Certificate Reserves                                                                               Schedule VI (con't)
(In thousands)
Year ended December 31, 2002

Part 2 - Descriptions of Additions to Reserves Charged to Other
Accounts and Deductions from Reserves Credited to Other Accounts

Single-Payment certificates continued:

   Other deductions represent:
    Transfers to optional settlement reserves:
      Single-Payment                                                                                           $ 3,641
      R Single-Payment                                                                                               0
    Transfers to reserves for additional credits and accrued interest thereon                                    1,087
    Transfers to a separate reserve account from the accrual account                                                77
    Transfers to reserves on a quarterly basis:
      Reserve Plus Single-Payment                                                                                   27
      Cash Reserve Single-Payment                                                                                    1
      Flexible Savings                                                                                          39,366
      Flexible Savings-Emp                                                                                         434
      Preferred Investors                                                                                          554
      Investors                                                                                                 22,122
      Special Deposits                                                                                           1,565
      Cash Reserve                                                                                                  11
      Cash Reserve-3mo                                                                                             909
      Stock Market                                                                                               2,421
      AEBI Stock Market                                                                                            896
      R82-B                                                                                                          8
      Cash Reserve-RP                                                                                                0
      Cash Reserve-RP-3mo                                                                                          192
      Flexible Saving-RP                                                                                        14,262
      Flexible Savings-RP-Emp                                                                                      186
      Preferred Investors-RP                                                                                       107
      Stock Market-RP                                                                                              559
    Transfers to Federal tax withholding                                                                            32
                                                                                                                ------
                                                                                                               $88,457
                                                                                                                ======
Due to unlocated certificate holders:
   Other additions represent:
    Amounts equivalent to payments due certificate holders who could
      not be located                                                                                           $    35
                                                                                                                ======
   Other deductions represent:
    Payments to certificate holders credited to cash                                                           $    79
                                                                                                                ======

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----
20, including extended maturities     253-264            0         0           0        0        0        0           0          0
                                      265-276            0         0           0        0        0        0           0          0
                                      277-288            0         0           0        0        0        0           0          0
                                      289-300            0         0           0        0        0        0           0          0
                                      301-312            0         0           0        0        0        0           0          0
                                      313-324            0         0           0        0        0        0           0          0
                                      325-336            0         0           0        0        0        0           0          0
                                      337-348            0         0           0        0        0        0           0          0
                                      349-360 (a)        0         0           0        0        0        0           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                                  0         0           0        0        0        0           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

15A, including extended maturities    229-240 (a)        0         0           0        0        0        0           0          0
                                      241-252            0         0           0        0        0        0           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                                  0         0           0        0        0        0           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

22A, including extended maturities      73-84            0         0           0        0        0        0           0          0
                                        85-96            0         0           0        0        0        0           0          0
                                       97-108            0         0           0        0        0        0           0          0
                                      109-120            0         0           0        0        0        0           0          0
                                      121-132            0         0           0        0        0        0           0          0
                                      133-144            1         0          13        0        6        0           0          0
                                      145-156            1         2          19       32        8       15           0          0
                                      157-168            1         0          15        0        8        0           0          0
                                      169-180            2         1          56       15       33        9           0          0
                                      181-192            0         1           0       38        0       24          12          0
                                      193-204            2         0          38        0       26        0           0          0
                                      205-216            0         2           0       38        0       27           0          0
                                      217-228            1         1          18       19       14       15           0          0
                                      229-240            0         0           0        0        0        0           0          0

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----
                                      241-252            3         1          34       15       30       13           0           0
                                      253-264 (a)        6         2         148       19      145       18          93          43
                                      265-276            2         2          36       75       22       45           0           0
                                      277-288            5         2         276       36      177       23           0           0
                                      289-300            3         4         331      146      224      100           0          89
                                      301-312           14         2         380      325      276      233          46           0
                                      313-324           67        13       1,702      364    1,277      279          12          36
                                      325-336           71        66       1,718    1,663    1,366    1,319          70           0
                                      337-348           85        68       2,027    1,588    1,711    1,332          11         121
                                      349-360           69        75       1,569    1,793    1,389    1,590         126           0
                                      361-372           65        69       1,270    1,598    1,180    1,488          52          45
                                      373-384           63        56       1,224    1,026    1,198    1,003         161         957
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                461       367      10,874    8,790    9,090    7,533         583       1,291
                                                    ------    ------     -------  -------  -------  -------      ------       -----

I-76                                  145-156            0         0           0        0        0        0           0           0
                                      157-168            1         0          37        0       12        0           0           0
                                      169-180            0         1           0       37        0       13           0           0
                                      181-192            0         0           0        0        0        0           0           0
                                      193-204            2         0          40        0       17        0           0           0
                                      205-216            1         2          26       40       11       18           0           0
                                      217-228            0         1           0       25        0       12           0           0
                                      229-240           11         0         240        0      127        0           7          16
                                      241-252           39         8         984      178      555      102          35           0
                                      253-264           60        37       1,522      941      920      568           8          46
                                      265-276           63        54       1,328    1,313      858      847          97          38
                                      277-288           78        60       1,488    1,313    1,019      904          38           0
                                      289-300           65        68       1,510    1,267    1,105      923          75          11
                                      301-312           39        59         852    1,381      654    1,072          81           9
                                      313-324            0        37           0      824        0      670          23           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                359       327       8,027    7,319    5,278    5,129         364         120
                                                    ------    ------     -------  -------  -------  -------      ------       -----

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----
Reserve Plus Flexible Payment         193-204            0         0           0        0        0        0           0           0
                                      205-216           24         0         240        0      113        0           0           0
                                      217-228           60        22         552      225      228      108          25           0
                                      229-240           51        47         464      427      263      165          83           0
                                      241-252            0         1           0       18        0       41          57          20
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                135        70       1,256      670      604      314         165          20
                                                    ------    ------     -------  -------  -------  -------      ------       -----

IC-Q-Installment                      169-180            0         0           0        0        0        0           0           0
                                      181-192            3         0          51        0        5        0           0           0
                                      193-204           17         3         277       51       59        5           1           0
                                      205-216           17        16         132      265       74       54          12           0
                                      217-228            0        10           0       90        0       38          43           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                 37        29         460      406      138       97          56           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----


IC-Q-Ins                              85-96              0         0           0        0        0        0           0           0
                                      97-108             0         0           0        0        0        0           0           0
                                      109-120          259         0       2,917        0    1,351        0           0           0
                                      121-132           64        23         679      292      352      113         176           0
                                      133-144           39        47         436      517      265      246          96           0
                                      145-156           36        33         491      343      170      231          25           0
                                      157-168           58        33         693      468      363      158          30           0
                                      169-180           20        48         204      590       94      257         133           0
                                      181-192            9        13          81      147       15       54          27          12
                                      193-204            0         8           0       75        0       14           8           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                485       205       5,501    2,432    2,610    1,073         495          12
                                                    ------    ------     -------  -------  -------  -------      ------       -----

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----
IC-Q-Ins Emp                           97-108            0         0           0        0        0        0           0           0
                                      109-120            1         0           6        0        1        0           0           0
                                      121-132            0         0           0        0        0        0           0           0
                                      133-144            1         0           6        0        2        0           0           0
                                      145-156            0         1           0        6        0        0           2           0
                                      157-168            1         0          17        0       15        0           0           0
                                      169-180            0         1           0       17        0       16           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                  3         2          29       23       18       16           2           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

IC-I                                     1-12            1         2           6       18        0        1           0           0
                                        13-24            2         0          12        0        2        0           1           0
                                        25-36            8         2          82       12       34        2           0           0
                                        37-48            2         7          32       76       12       30           1           0
                                        49-60        2,210         2      37,827       32   14,458       15           0           0
                                        61-72        5,036     1,849      84,715   31,177   35,813   13,355       2,302           0
                                        73-84        4,980     3,775      81,965   63,148   38,676   28,868       9,437           0
                                        85-96        3,646     4,103      60,087   66,807   29,086   34,904       6,613           0
                                       97-108        2,479     3,165      37,983   51,879   18,706   26,781       3,631           0
                                      109-120        1,213     2,011      17,580   30,627   10,176   16,211       2,208           0
                                      121-132            0        31           0      407        0      237       1,336
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                             19,577    14,947     320,289  244,183  146,963  120,404      25,529           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

IC-I-Emp                                 1-12            0         1           0        6        0        3           0           0
                                        37-48            0         0           0        0        0        0           0           0
                                        49-60           11         0         120        0       72        0           0           0
                                        61-72           35        10         609      114      282       68           4           0
                                        73-84           28        27         308      484      193      250          70           0
                                        85-96           22        23         300      266      227      182          29           0
                                       97-108           15        18         210      222      117      193          20           0
                                      109-120            7         7         177       78      216       63          21           0

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----

                                                         0         1           0      120        0      337           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                                118        87       1,724    1,290    1,107    1,096         144          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

Inst                                     1-12        1,733     2,220           0        0    1,742    2,840          82          0
                                        13-24        1,439     1,351           0        0    3,127    3,128         339          0
                                        25-36        1,690     1,221           0        0    5,420    4,065         480          0
                                        37-48        1,971     1,432           0        0    8,139    6,158         704
                                        49-60        1,264     1,729           0        0    6,206    8,681         918          0
                                                         0     1,103           0        0        0    6,174         708          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                              8,097     9,056           0        0   24,634   31,046       3,231          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

Inst-Emp                                 1-12           10        16           0        0        5       12           0          0
                                        13-24            9         8           0        0       15       14           2          0
                                        25-36            9         8           0        0       13       22           2          0
                                        37-48            7         7           0        0       34       11           1          0
                                        49-60            5         7           0        0       24       48           0          0
                                        61-72            0         5           0        0                27           0          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                                 40        51           0        0       91      134           5          0
                                                    ------    ------     -------  -------  -------  -------      ------       ----

R Flexible Payment                    181-192            0         0           0        0        0        0           0          0
                                      193-204           25         0         369      349      210        0           0          0
                                      205-216            7        24         115      115       32      214           3          0
                                      217-228           30         7         421      301      230       31           0          0
                                      229-240           26        21         301      110      356      154          33          0
                                      241-252            0         7           0        0        0      137          48         70
                                                    ------    ------     -------  -------  -------  -------      ------       ----

  Total                                                 88        59       1,206      875      828      536          84         70
                                                    ------    ------     -------  -------  -------  -------      ------       ----

RP-Q-Installments                     169-180            0         0           0        0        0        0           0          0

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----

                                      181-192            5         0          65        0       45        0           0           0
                                      193-204            2         4          18       59       12       39           5           0
                                      205-216            0         1           0        6        0       10           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                  7         5          83       65       57       49           5           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

RP-Q-Ins                                85-96            0         0           0        0        0        0           0           0
                                       97-108            0         0           0        0        0        0           0           0
                                      109-120            3         0          32        0        8        0           0           0
                                      121-132            0         0           0        0        0        0           0           0
                                      133-144            4         0         260        0       59        0           0           0
                                      145-156            2         4          18      260        5       51           0           0
                                      157-168            0         2           0       18        0        5           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                  9         6         310      278       72       56           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

RP-Q-Ins Emp                           97-108            0         0           0        0        0        0           0           0
                                      109-120            0         0           0        0        0        0           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                  0         0           0        0        0        0           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

RP-I                                    25-36            0         0           0        0        0        0           0           0
                                        37-48            0         0           0        0        0        0           0           0
                                        49-60           21         0         666        0      214        0           0           0
                                        61-72           21        15         528      215      237      139         111           0
                                        73-84           16        15         594      235      219      173          86           0
                                        85-96           17        11         418      538      210      219          24           0
                                       97-108           19        14         431      376      259      186          36           0
                                      109-120           17        14         312      341      106      215          64           0
                                      121-132            0         0           0        0        0        0          15           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                111        69       2,949    1,705    1,245      932         336           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

Part 3 - Information Regarding Installment Certificates
              Classified by Age Groupings
                   (In thousands)

             Year ended December 31, 2002
                                                                                                            Deductions from Reserves
                                                                                                            ------------------------

                                                         Number of                                               Cash
                                                       Accounts with        Amount of        Amount of         Surrenders
                                       Months       Certificate Holders   Maturity Value      Reserves          Prior to
Certificate Series                      Paid            December 31,       December 31,      December 31,       Maturity      Other
------------------                    --------      -------------------  ----------------  ----------------  -------------    ------

                                                     2001      2002        2001     2002     2001     2002        2002         2002
                                                    ------    ------     -------  -------  -------  -------      ------       -----
Inst-R                                   1-12           36       104       3,820    4,883       50      109          17           0
                                        13-24            9        21       2,106    3,725       33       75           1           0
                                        25-36           19         9       3,776    2,106       91       44           0           0
                                        37-48           16        15         210    1,261       58       85          29           0
                                        49-60            4        13         675      182       10       63          10           0
                                        61-72            0         3           0      669        0       10           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                 84       165      10,587   12,826      242      386          57           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

Inst-R-E                                 1-12            0         2           0    1,590        0       11           0           0
                                        13-24            0         0           6        0        3        0           0           0
                                        25-36            1         1           6        0        3        0           0           0
                                        37-48            1         1           0        6        0        4           0           0
                                        49-60            0                              6                 3           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total                                                  2         4          12    1,602        6       18           0           0
                                                    ------    ------     -------  -------  -------  -------      ------       -----

  Total All Series                                  29,613    25,449     363,307  282,464  192,983  168,819      31,056       1,513
                                                    ======    ======     =======  =======  =======  =======      ======       =====

(a)     Includes accounts on which all payments necessary to mature have been made, but additional time must elapse before the certificate maturity year is completed.

        Also includes accounts for which maturity election has been made, but no further payments have been received.

Year ended December 31, 2002

Part 4 - Amounts Periodically Credited to Certificate Holders' Accounts to Accumulate the Maturity Amount of Installment Certificates.


Information as to (1) amounts periodically credited to each class of security holders' accounts from installment payments and (2) such other amounts periodically credited to accumulate the maturity amount of the certificate (on a $1,000 face-amount certificate basis for the term of the certificate), is filed in Part 4 of Schedule IX as part of Post-effective Amendment No. 9 to Registration Statement No. 2-17681, Post effective Amendment No. 1 to Registration Statement No. 2-23772 and Post-effective Amendment No. 1 to Registration Statement No. 2-258081 and is incorporated herein by reference.

AMERICAN EXPRESS CERTIFICATE COMPANY                                                                                SCHEDULE VII


Valuation and Qualifying Accounts

Years ended December 31, 2002, 2001, and 2000
(In thousands)


     Year ended December 31, 2002
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Additions
                                                      --------------------------------
         Reserves                    Balance            Charged                                                          Balance
       deducted from                   at               to costs                                Deductions                  at
         assets to                  beginning             and                                      from                    end
     which they apply               of period           expenses            Other          reserves/writedowns          of period
----------------------------      --------------      -------------      -------------    -----------------------      -------------
Allowance for losses:
  Conventional first
     mortgage loans
    and other loans                       1,935         2,288                  0                    0                    4,223


     Year ended December 31, 2001
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Additions
                                                      --------------------------------
         Reserves                    Balance            Charged                                                          Balance
       deducted from                   at               to costs                                Deductions                  at
         assets to                  beginning             and                                      from                    end
     which they apply               of period           expenses            Other          reserves/writedowns          of period
----------------------------      --------------      -------------      -------------    -----------------------      -------------

Allowance for losses:
  Conventional first
    mortgage loans                     744              1,191                  0                    0                    1,935


     Year ended December 31, 2000
------------------------------------------------------------------------------------------------------------------------------------
                                                                 Additions
                                                      --------------------------------
         Reserves                    Balance            Charged                                                          Balance
       deducted from                   at               to costs                                Deductions                  at
         assets to                  beginning             and                                      from                    end
     which they apply               of period           expenses            Other          reserves/writedowns          of period
----------------------------      --------------      -------------      -------------    -----------------------      -------------

Allowance for losses:
  Conventional first
    mortgage loans                     511                233                  0                    0                      744
